UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08587

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 18

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	11/30/2020

Date of reporting period:	11/30/2020

Item 1 – Reports to Stockholders

PGIM JENNISON 20/20 FOCUS FUND

ANNUAL REPORT

NOVEMBER 30, 2020

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison 20/20 Focus Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2020.

Early in the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed early in the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in coronavirus infections would stall the economic recovery. Promising clinical trial results in November for several coronavirus vaccines lifted equity markets to record levels and helped stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison 20/20 Focus Fund

January 15, 2021

PGIM Jennison 20/20 Focus Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	22.69	13.05	11.93	—
(without sales charges)	29.84	14.34	12.57	—
Class C
(with sales charges)	27.86	13.55	11.79	—
(without sales charges)	28.86	13.55	11.79	—
Class R
(without sales charges)	29.46	14.07	12.33	—
Class Z
(without sales charges)	30.24	14.70	12.91	—
Class R6
(without sales charges)	30.36	14.80	N/A	12.38 (3/28/11)
S&P 500 Index
	17.46	13.98	14.18	—
Russell 1000 Index
	19.41	14.23	14.27	—

Average Annual Total Returns as of 11/30/20 Since Inception (%)
Class R6 (3/28/11)
S&P 500 Index	13.26
Russell 1000 Index	13.32

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index and the Russell 1000 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (November 30, 2010) and the account values at the end of the current fiscal year (November 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison 20/20 Focus Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class R	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30%	1.00%	0.75% (0.50% currently)	None	None

Benchmark Definitions

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Russell 1000 Index—The Russell 1000 Index is an unmanaged index that consists of the 1,000 largest securities in the Russell 3000® Index, an index that represents approximately 98% of the US market.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright © 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 11/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	4.9%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.9%
Tesla, Inc.	Automobiles	4.9%
Amazon.com, Inc.	Internet & Direct Marketing Retail	4.6%
Microsoft Corp.	Software	3.7%
NVIDIA Corp.	Semiconductors & Semiconductor Equipment	3.7%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	3.5%
Shopify, Inc. (Canada), (Class A Stock)	IT Services	3.2%
Texas Instruments, Inc.	Semiconductors & Semiconductor Equipment	3.1%
PayPal Holdings, Inc.	IT Services	3.1%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison 20/20 Focus Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison 20/20 Focus Fund’s Class Z shares returned 30.24% in the 12-month reporting period that ended November 30, 2020, outperforming the 17.46% return of the S&P 500 Index (the Index).

What was the market environment?

•

The financial markets experienced periods of heightened volatility during the reporting period, partially driven by the COVID-19 pandemic and its repercussions around the world. After rising over the first two months of the period, stocks fell sharply in February and March 2020 as the virus spread, triggering lockdowns and a global recession.

•

Markets reversed course again from April through August 2020, recouping much of their losses. This turnaround was driven by a number of factors, including unprecedented monetary policy accommodation from the Federal Reserve. Aggressive fiscal policy, signs of improving growth, and hopes for a COVID-19 vaccine also supported investor sentiment.

•

Markets experienced another setback in September and October 2020 due to a second wave of COVID-19 cases, weakening economic growth, and uncertainties surrounding the US elections in November. However, the market ended on a positive note in November as several new vaccines neared approval, leading to hopes for a sustained economic recovery.

•

The information technology sector was the largest contributor to the Index’s overall returns during the period. Consumer discretionary, communication services, and materials were also among the leaders. Energy was the weakest performer, followed at a distance by financials and real estate.

What worked?

The Fund’s overweight position relative to the Index and stock selection in software were the largest contributors to performance over the reporting period. An overweight position relative to the Index to internet & direct marketing retail was also beneficial, as was security selection in data processing & outsourced services.

Top absolute contributors:

•

Tesla Inc.’s share price surged during the period on a host of impressive financial results made possible by solid production, increased capacity, and strong execution. Jennison believes the company’s technology, scale, and low-cost advantage make it not only the breakaway leader in the electric-vehicle market, but also position it to disrupt the overall automotive industry.

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•

NVIDIA Corp. is focused on key high-growth markets where it can leverage its graphics semiconductor expertise to offer high-value-added solutions. These long-term, growth-driving markets include gaming (where the company has dominant market share and where user and user-engagement metrics continue to exceed forecasts), automotive, high-performance computing, and cloud and enterprise. In Jennison’s view, the growing demand for cloud storage has fueled robust data center spending by its largest customers. The company’s acquisition of Mellanox in April 2020 could enhance its functionality and potentially lead to further share gains in the data center space. Mellanox makes end-to-end interconnect solutions that provide high throughput and low latency, delivering data faster to data center applications.

•

Amazon.com, Inc. continued to benefit from economies of scale and its platform-based business model during the period. Through reinvestment in its business, the company continued to strengthen its competitive edge. Its Amazon Web Services business was an additional driver of revenue and profit. Jennison believes the company’s secular growth profile looks even stronger in the current environment, as social-distancing directives are drawing renewed attention to the value, utility, and resilience of e-commerce and cloud computing business models. Amazon.com’s second quarter 2020 revenue and earnings exceeded analysts’ consensus forecasts by a wide margin, demonstrating what Jennison believes to be the power of volume in a high-fixed-cost business where management is investing for the future. Third-quarter 2020 guidance likewise surpassed consensus projections.

What didn’t work?

The Fund’s overweight allocation (relative to the Index) to apparel accessories & luxury goods, along with stock selection within healthcare equipment, negatively impacted relative performance over the period. An overweight (relative to the Index) to life & health insurance also detracted from performance.

Top absolute detractors:

•

The ride-sharing industry has become a transformational growth segment of the global consumer market over the past five years, and Uber Technologies, Inc. has established itself as the leader. In Jennison’s opinion, Uber’s business model has clear benefits for consumers, who are increasingly shifting from taking taxis or driving their own vehicles to the convenience and cost savings of on-demand ride sharing. Uber customer loyalty is strong, and the company has attracted new drivers and consumers at a robust pace. Jennison believes Uber’s ride-sharing platform has the potential to develop into a broader consumer engine, with Uber Eats, Uber Freight, and autonomous initiatives representing only preliminary steps toward longer-term monetization opportunities. The company’s global platform has expanded, yet its penetration remains minuscule in the context of the total addressable market, in Jennison’s view. While Jennison expects

PGIM Jennison 20/20 Focus Fund	9

Strategy and Performance Overview (continued)

Uber to emerge from the current environment in a strong position should ride-sharing volume recover and Uber Eats turns profitable, the Fund liquidated its Uber position in August 2020 in favor of what Jennison saw as more attractive investment opportunities from a risk/reward perspective.

•

Although healthcare equipment company Zimmer Biomet Holdings, Inc. hampered the Fund’s performance during the period, Jennison believed Zimmer was an awakening giant. In Jennison’s view, this under-managed franchise, led by a new and highly capable management team, had already started to achieve meaningful operating improvements. With the new team addressing quality and manufacturing issues and having reduced expensive redundancies, Zimmer’s sales started to improve. Despite its positive view on the company, given the near-term impact to elective surgeries resulting from the COVID-19 pandemic, Jennison liquidated the position in March 2020 in an effort to better balance the Fund’s near-term risks.

•

Aerospace stocks such as Raytheon Technologies Corp. came under pressure during the period. With the pandemic curtailing commercial airline passenger traffic, the timing and magnitude of an air traffic recovery has likely been pushed out. Additionally, potential political party changes in the US House of Representatives and Senate raised budgetary concerns at the US Department of Defense. As a result, defense companies received lower industry ratings, lowering stock prices for the group. Despite these headwinds, Jennison continues to favor Raytheon’s stable defense business and cost-saving plans, along with its solid free cash-flow and attractive dividend. As such, Jennison remained patient at the end of the period for an eventual recovery in Raytheon’s aerospace business.

Current outlook

•

In Jennison’s view, understanding and assessing the longer-term, secular implications of macroeconomic events that cause near-term uncertainty—and investing rationally for the long term in light of these events’ full effect on a business—is key for success but also challenging, especially when many investors are focused on generating returns during very short time frames.

•

As a result of investors’ short-term focus on generating returns, market swings will likely be magnified; and styles, sectors, and/or companies can quickly fall in or out of favor. While this volatility in and among sectors has become increasingly common, Jennison believes short-term equity price volatility often obscures longer-term opportunities.

•

By identifying investments through its disciplined, research-intensive approach, Jennison strongly feels it has constructed the Fund’s portfolio to potentially generate above-average returns over the longer term, regardless of which styles or factors are currently in or out of favor.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison 20/20 Focus Fund	11

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison 20/20 Focus Fund		Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,270.50	1.19%	$6.75
	Hypothetical	$1,000.00	$1,019.05	1.19%	$6.01
Class C	Actual	$1,000.00	$1,266.70	1.90%	$10.77
	Hypothetical	$1,000.00	$1,015.50	1.90%	$9.57
Class R	Actual	$1,000.00	$1,268.50	1.44%	$8.17
	Hypothetical	$1,000.00	$1,017.80	1.44%	$7.26
Class Z	Actual	$1,000.00	$1,272.60	0.87%	$4.94
	Hypothetical	$1,000.00	$1,020.65	0.87%	$4.39
Class R6	Actual	$1,000.00	$1,273.50	0.84%	$4.77
	Hypothetical	$1,000.00	$1,020.80	0.84%	$4.24

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of November 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS

Aerospace & Defense 2.5%
Raytheon Technologies Corp.	361,569	$25,931,729

Automobiles 6.8%
General Motors Co.	468,657	20,545,923
Tesla, Inc.*	90,402	51,312,175

		71,858,098

Banks 4.0%
JPMorgan Chase & Co.	184,171	21,710,077
PNC Financial Services Group, Inc. (The)	147,609	20,380,375

		42,090,452

Building Products 1.3%
Johnson Controls International PLC	298,056	13,722,498

Capital Markets 1.6%
Goldman Sachs Group, Inc. (The)	75,106	17,317,941

Chemicals 2.4%
Linde PLC (United Kingdom)	100,450	25,757,389

Entertainment 2.2%
Netflix, Inc.*	46,584	22,858,769

Equity Real Estate Investment Trusts (REITs) 0.8%
American Tower Corp.	38,224	8,837,389

Food & Staples Retailing 2.2%
Walmart, Inc.	150,248	22,956,392

Food Products 2.0%
Mondelez International, Inc. (Class A Stock)	364,252	20,926,277

Health Care Providers & Services 1.1%
Cigna Corp.	53,093	11,103,870

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	13

Schedule of Investments  (continued)

as of November 30, 2020

Description	Shares	Value

COMMON STOCKS (Continued)

Insurance 3.5%
Chubb Ltd.	122,599	$18,123,810
MetLife, Inc.	402,875	18,600,739

		36,724,549

Interactive Media & Services 10.4%
Alphabet, Inc. (Class A Stock)*	29,701	52,107,434
Facebook, Inc. (Class A Stock)*	132,483	36,693,817
Match Group, Inc.*	152,052	21,167,159

		109,968,410

Internet & Direct Marketing Retail 4.6%
Amazon.com, Inc.*	15,147	47,986,302

IT Services 13.7%
Adyen NV (Netherlands), 144A*	15,872	30,357,575
Mastercard, Inc. (Class A Stock)	69,361	23,340,670
PayPal Holdings, Inc.*	152,271	32,604,267
Shopify, Inc. (Canada) (Class A Stock)*	30,682	33,455,039
Twilio, Inc. (Class A Stock)*	76,460	24,474,081

		144,231,632

Leisure Products 1.5%
Peloton Interactive, Inc. (Class A Stock)*	138,022	16,058,860

Multi-Utilities 1.8%
Dominion Energy, Inc.	245,797	19,292,607

Oil, Gas & Consumable Fuels 2.1%
Chevron Corp.	254,981	22,229,244

Pharmaceuticals 2.8%
AstraZeneca PLC (United Kingdom), ADR	262,855	13,915,544
Eli Lilly & Co.	106,127	15,457,397

		29,372,941

Road & Rail 2.5%
Union Pacific Corp.	126,550	25,826,324

See Notes to Financial Statements.

14

Description	Shares	Value

COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment 6.8%
NVIDIA Corp.	72,847	$39,050,363
Texas Instruments, Inc.	203,148	32,757,615

		71,807,978

Software 8.8%
Adobe, Inc.*	67,838	32,458,448
Microsoft Corp.	183,218	39,221,477
salesforce.com, Inc.*	83,101	20,426,226

		92,106,151

Specialty Retail 3.4%
Lowe’s Cos., Inc.	132,328	20,619,349
Ross Stores, Inc.	140,499	15,106,452

		35,725,801

Technology Hardware, Storage & Peripherals 4.9%
Apple, Inc.	431,823	51,408,528

Textiles, Apparel & Luxury Goods 4.5%
Lululemon Athletica, Inc.*	55,426	20,519,814
NIKE, Inc. (Class B Stock)	197,220	26,565,534

		47,085,348

TOTAL LONG-TERM INVESTMENTS (cost $585,354,836)		1,033,185,479

SHORT-TERM INVESTMENTS 0.9%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	9,226,843	9,226,843
PGIM Institutional Money Market Fund(w)	1,393	1,393

TOTAL SHORT-TERM INVESTMENTS (cost $9,228,236)		9,228,236

TOTAL INVESTMENTS 99.1% (cost $594,583,072)		1,042,413,715
Other assets in excess of liabilities 0.9%		9,620,163

NET ASSETS 100.0%		$1,052,033,878

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	15

Schedule of Investments  (continued)

as of November 30, 2020

Below is a list of the abbreviation(s) used in the annual report:

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

ADR—American Depositary Receipt

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of November 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$25,931,729	$—	$—
Automobiles	71,858,098	—	—
Banks	42,090,452	—	—
Building Products	13,722,498	—	—
Capital Markets	17,317,941	—	—
Chemicals	25,757,389	—	—
Entertainment	22,858,769	—	—
Equity Real Estate Investment Trusts (REITs)	8,837,389	—	—
Food & Staples Retailing	22,956,392	—	—
Food Products	20,926,277	—	—
Health Care Providers & Services	11,103,870	—	—
Insurance	36,724,549	—	—
Interactive Media & Services	109,968,410	—	—
Internet & Direct Marketing Retail	47,986,302	—	—
IT Services	113,874,057	30,357,575	—
Leisure Products	16,058,860	—	—
Multi-Utilities	19,292,607	—	—
Oil, Gas & Consumable Fuels	22,229,244	—	—
Pharmaceuticals	29,372,941	—	—
Road & Rail	25,826,324	—	—
Semiconductors & Semiconductor Equipment	71,807,978	—	—
Software	92,106,151	—	—

See Notes to Financial Statements.

16

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Specialty Retail	$35,725,801	$—	$—
Technology Hardware, Storage & Peripherals	51,408,528	—	—
Textiles, Apparel & Luxury Goods	47,085,348	—	—
Affiliated Mutual Funds	9,228,236	—	—

Total	$1,012,056,140	$30,357,575	$—

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of November 30, 2020 were as follows (unaudited):

IT Services	13.7%
Interactive Media & Services	10.4
Software	8.8
Automobiles	6.8
Semiconductors & Semiconductor Equipment	6.8
Technology Hardware, Storage & Peripherals	4.9
Internet & Direct Marketing Retail	4.6
Textiles, Apparel & Luxury Goods	4.5
Banks	4.0
Insurance	3.5
Specialty Retail	3.4
Pharmaceuticals	2.8
Aerospace & Defense	2.5
Road & Rail	2.5
Chemicals	2.4
Food & Staples Retailing	2.2

Entertainment	2.2%
Oil, Gas & Consumable Fuels	2.1
Food Products	2.0
Multi-Utilities	1.8
Capital Markets	1.6
Leisure Products	1.5
Building Products	1.3
Health Care Providers & Services	1.1
Affiliated Mutual Funds	0.9
Equity Real Estate Investment Trusts (REITs)	0.8

99.1
Other assets in excess of liabilities	0.9

100.0%

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	17

Statement of Assets and Liabilities

as of November 30, 2020

Assets
Investments at value:
Unaffiliated investments (cost $585,354,836)	$1,033,185,479
Affiliated investments (cost $9,228,236)	9,228,236
Receivable for investments sold	17,451,204
Dividends and interest receivable	908,942
Receivable for Fund shares sold	667,159
Tax reclaim receivable	57,722
Prepaid expenses and other assets	22,564

Total Assets	1,061,521,306

Liabilities
Payable for investments purchased	7,287,191
Payable for Fund shares purchased	1,090,496
Management fee payable	625,689
Distribution fee payable	234,523
Accrued expenses and other liabilities	207,851
Affiliated transfer agent fee payable	35,654
Trustees’ fees payable	6,024

Total Liabilities	9,487,428

Net Assets	$1,052,033,878

Net assets were comprised of:
Shares of beneficial interest, at par	$56,149
Paid-in capital in excess of par	489,715,433
Total distributable earnings (loss)	562,262,296

Net assets, November 30, 2020	$1,052,033,878

See Notes to Financial Statements.

18

Class A
Net asset value and redemption price per share, ($774,846,229 ÷ 41,234,632 outstanding shares of beneficial interest)	$18.79
Maximum sales charge (5.50% of offering price)	1.09

Maximum offering price to public	$19.88

Class C
Net asset value, offering price and redemption price per share, ($39,446,467 ÷ 3,258,038 outstanding shares of beneficial interest)	$12.11

Class R
Net asset value, offering price and redemption price per share, ($49,991,041 ÷ 2,836,848 outstanding shares of beneficial interest)	$17.62

Class Z
Net asset value, offering price and redemption price per share, ($184,957,871 ÷ 8,689,268 outstanding shares of beneficial interest)	$21.29

Class R6
Net asset value, offering price and redemption price per share, ($2,792,270 ÷ 129,839 outstanding shares of beneficial interest)	$21.51

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	19

Statement of Operations

Year Ended November 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $100,799 foreign withholding tax)	$12,034,408
Affiliated dividend income	133,562
Income from securities lending, net (including affiliated income of $73,126)	76,901

Total income	12,244,871

Expenses
Management fee	7,096,671
Distribution fee(a)	2,858,791
Transfer agent’s fees and expenses (including affiliated expense of $384,819)(a)	1,063,936
Custodian and accounting fees	162,585
Registration fees(a)	92,933
Shareholders’ reports	63,092
Audit fee	26,351
Legal fees and expenses	25,665
Trustees’ fees	24,087
Miscellaneous	44,718

Total expenses	11,458,829
Less: Fee waiver and/or expense reimbursement(a)	(14,369)
Distribution fee waiver(a)	(114,133)

Net expenses	11,330,327

Net investment income (loss)	914,544

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $15,705)	115,661,124
Foreign currency transactions	5,799

115,666,923

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $268)	134,379,890
Foreign currencies	4,260

134,384,150

Net gain (loss) on investment and foreign currency transactions	250,051,073

Net Increase (Decrease) In Net Assets Resulting From Operations	$250,965,617

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class R	Class Z	Class R6
Distribution fee	2,061,760	31,508	423,123	342,400	—	—
Transfer agent’s fees and expenses	782,029	22,665	47,108	63,890	147,951	293
Registration fees	20,284	11,451	15,537	15,237	15,237	15,187
Fee waiver and/or expense reimbursement	—	—	—	—	—	(14,369)
Distribution fee waiver	—	—	—	(114,133)	—	—

See Notes to Financial Statements.

20

Statements of Changes in Net Assets

	Year Ended November 30,

	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$914,544	$2,485,797
Net realized gain (loss) on investment and foreign currency transactions	115,666,923	67,555,311
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	134,384,150	47,774,690

Net increase (decrease) in net assets resulting from operations	250,965,617	117,815,798

Dividends and Distributions
Distributions from distributable earnings
Class A	(48,911,734)	(51,466,753)
Class B	(690,759)	(1,415,644)
Class C	(5,430,237)	(15,090,222)
Class R	(3,546,361)	(4,541,956)
Class Z	(11,546,216)	(15,522,463)
Class R6	(109,205)	(699,807)

	(70,234,512)	(88,736,845)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	36,304,637	31,751,032
Net asset value of shares issued in reinvestment of dividends and distributions	66,835,067	84,112,621
Cost of shares purchased	(199,988,335)	(219,220,831)

Net increase (decrease) in net assets from Fund share transactions	(96,848,631)	(103,357,178)

Total increase (decrease)	83,882,474	(74,278,225)

Net Assets:
Beginning of year	968,151,404	1,042,429,629

End of year	$1,052,033,878	$968,151,404

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	21

Notes to Financial Statements

1.     Organization

Prudential Investment Portfolios 18 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of two series: PGIM Jennison 20/20 Focus Fund and PGIM Jennison MLP Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison 20/20 Focus Fund (the “Fund”).

The investment objective of the Fund is long-term growth of capital.

2.     Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

22

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

PGIM Jennison 20/20 Focus Fund	23

Notes to Financial Statements (continued)

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off

24

is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative

PGIM Jennison 20/20 Focus Fund	25

Notes to Financial Statements (continued)

proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.     Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

26

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.75% of the Fund’s average daily net assets up to and including $1 billion and 0.70% of such assets in excess of $1 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.75% for the year ended November 30, 2020.

The Manager has contractually agreed, through March 31, 2022, to limit transfer agency, shareholder servicing, sub-transfer agency, and blue sky fees, as applicable, to the extent that such fees cause the total annual operating expenses to exceed 0.84% of average daily net assets for Class R6 shares. This contractual expense limitation excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class R, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class C and Class R shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 0.75% of the average daily net assets of the Class A, Class C and Class R shares, respectively. PIMS has contractually agreed through March 31, 2022 to limit such fees to 0.50% of the average daily net assets of the Class R shares.

PGIM Jennison 20/20 Focus Fund	27

Notes to Financial Statements (continued)

For the year ended November 30, 2020, PIMS received $252,900 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2020, PIMS received $1,308 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.    Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2020, no 17a-7 transactions were entered into by the Fund.

28

5.    Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended November 30, 2020, were $693,066,463 and $872,602,109, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended November 30, 2020, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income

PGIM Core Ultra Short Bond Fund*
$6,033,381	$363,896,343	$360,702,881	$—	$—	$9,226,843	9,226,843	$133,562

PGIM Institutional Money Market Fund*
2,705,590	523,337,302	526,057,472	268	15,705	1,393	1,393	73,126	**

$8,738,971	$887,233,645	$886,760,353	$268	$15,705	$9,228,236		$206,688

*	The Fund did not have any capital gain distributions during the reporting period.

**	The amount, or a portion thereof, represents the affiliated securities lending income shown on the Statement of Operations.

6.    Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from GAAP, are recorded on the ex-date.

For the year ended November 30, 2020, the tax character of dividends paid by the Fund were $2,490,235 of ordinary income and $67,744,277 of long-term capital gains. For the year ended November 30, 2019, the tax character of dividends paid by the Fund were $8,791,279 of ordinary income and $79,945,566 of long-term capital gains.

As of November 30, 2020, the accumulated undistributed earnings on a tax basis were $2,346,983 of ordinary income and $113,982,577 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of November 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation

$596,480,979	$449,312,501	$(3,379,765)	$445,932,736

The difference between GAAP and tax basis is primarily attributable to deferred losses on wash sales.

PGIM Jennison 20/20 Focus Fund	29

Notes to Financial Statements (continued)

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended November 30, 2020 are subject to such review.

7.    Capital and Ownership

The Fund offers Class A, Class C, Class R, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class R, Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share currently divided into five classes, designated Class A, Class C, Class R, Class Z and Class R6.

As of November 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class A	35,967	0.1%
Class R	1,540,061	54.3%

30

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	2	39.4%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2020:
Shares sold	1,057,349	$16,471,048
Shares issued in reinvestment of dividends and distributions	3,177,701	47,697,297
Shares purchased	(7,742,650)	(120,739,254)

Net increase (decrease) in shares outstanding before conversion	(3,507,600)	(56,570,909)
Shares issued upon conversion from other share class(es)	1,498,274	22,643,010
Shares purchased upon conversion into other share class(es)	(442,667)	(6,966,585)

Net increase (decrease) in shares outstanding	(2,451,993)	$(40,894,484)

Year ended November 30, 2019:
Shares sold	1,038,079	$14,337,241
Shares issued in reinvestment of dividends and distributions	4,081,488	50,243,120
Shares purchased	(7,579,665)	(107,764,701)

Net increase (decrease) in shares outstanding before conversion	(2,460,098)	(43,184,340)
Shares issued upon conversion from other share class(es)	5,317,337	77,848,191
Shares purchased upon conversion into other share class(es)	(496,532)	(7,244,294)

Net increase (decrease) in shares outstanding	2,360,707	$27,419,557

Class B
Period ended June 26, 2020*:
Shares sold	5,450	$52,039
Shares issued in reinvestment of dividends and distributions	71,222	684,442
Shares purchased	(52,952)	(494,505)

Net increase (decrease) in shares outstanding before conversion	23,720	241,976
Shares purchased upon conversion into other share class(es)	(688,533)	(6,511,962)

Net increase (decrease) in shares outstanding	(664,813)	$(6,269,986)

Year ended November 30, 2019:
Shares sold	11,140	$95,945
Shares issued in reinvestment of dividends and distributions	168,801	1,397,676
Shares purchased	(187,909)	(1,802,431)

Net increase (decrease) in shares outstanding before conversion	(7,968)	(308,810)
Shares purchased upon conversion into other share class(es)	(644,575)	(6,260,242)

Net increase (decrease) in shares outstanding	(652,543)	$(6,569,052)

PGIM Jennison 20/20 Focus Fund	31

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended November 30, 2020:
Shares sold	295,434	$2,882,096
Shares issued in reinvestment of dividends and distributions	520,212	5,066,864
Shares purchased	(1,035,106)	(10,075,240)

Net increase (decrease) in shares outstanding before conversion	(219,460)	(2,126,280)
Shares purchased upon conversion into other share class(es)	(1,690,970)	(16,628,545)

Net increase (decrease) in shares outstanding	(1,910,430)	$(18,754,825)

Year ended November 30, 2019:
Shares sold	504,505	$4,580,116
Shares issued in reinvestment of dividends and distributions	1,720,329	14,313,136
Shares purchased	(2,462,109)	(23,250,376)

Net increase (decrease) in shares outstanding before conversion	(237,275)	(4,357,124)
Shares purchased upon conversion into other share class(es)	(7,355,139)	(72,562,364)

Net increase (decrease) in shares outstanding	(7,592,414)	$(76,919,488)

Class R
Year ended November 30, 2020:
Shares sold	254,002	$3,667,113
Shares issued in reinvestment of dividends and distributions	246,511	3,478,274
Shares purchased	(1,062,399)	(15,233,345)

Net increase (decrease) in shares outstanding	(561,886)	$(8,087,958)

Year ended November 30, 2019:
Shares sold	206,842	$2,692,024
Shares issued in reinvestment of dividends and distributions	370,409	4,307,853
Shares purchased	(926,681)	(12,469,175)

Net increase (decrease) in shares outstanding	(349,430)	$(5,469,298)

Class Z
Year ended November 30, 2020:
Shares sold	736,964	$11,832,682
Shares issued in reinvestment of dividends and distributions	578,117	9,799,078
Shares purchased	(3,103,337)	(52,406,783)

Net increase (decrease) in shares outstanding before conversion	(1,788,256)	(30,775,023)
Shares issued upon conversion from other share class(es)	455,127	8,013,917
Shares purchased upon conversion into other share class(es)	(41,386)	(750,110)

Net increase (decrease) in shares outstanding	(1,374,515)	$(23,511,216)

Year ended November 30, 2019:
Shares sold	599,956	$9,525,289
Shares issued in reinvestment of dividends and distributions	954,356	13,151,029
Shares purchased	(4,158,342)	(65,140,191)

Net increase (decrease) in shares outstanding before conversion	(2,604,030)	(42,463,873)
Shares issued upon conversion from other share class(es)	594,399	9,644,549
Shares purchased upon conversion into other share class(es)	(103,041)	(1,657,431)

Net increase (decrease) in shares outstanding	(2,112,672)	$(34,476,755)

32

Class R6	Shares	Amount
Year ended November 30, 2020:
Shares sold	78,213	$1,399,659
Shares issued in reinvestment of dividends and distributions	6,373	109,112
Shares purchased	(58,213)	(1,039,208)

Net increase (decrease) in shares outstanding before conversion	26,373	469,563
Shares issued upon conversion from other share class(es)	10,848	200,275

Net increase (decrease) in shares outstanding	37,221	$669,838

Year ended November 30, 2019:
Shares sold	33,861	$520,417
Shares issued in reinvestment of dividends and distributions	50,310	699,807
Shares purchased	(541,617)	(8,793,957)

Net increase (decrease) in shares outstanding before conversion	(457,446)	(7,573,733)
Shares issued upon conversion from other share class(es)	14,304	231,591

Net increase (decrease) in shares outstanding	(443,142)	$(7,342,142)

*	Effective June 26, 2020, all of the issued and outstanding Class B shares of the Fund converted into Class A shares.

8.   Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 – 10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2020. The average daily balance for the 75 days that the Fund had loans outstanding during the period was

PGIM Jennison 20/20 Focus Fund	33

Notes to Financial Statements (continued)

approximately $686,027, borrowed at a weighted average interest rate of 1.58%. The maximum loan outstanding amount during the period was $2,208,000. At November 30, 2020, the Fund did not have an outstanding loan amount.

9.  Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Growth and Value Style Risks: The portion of the portfolio that makes investments pursuant to a growth strategy may be subject to above-average fluctuations as a result of seeking higher than average capital growth. The portion of the portfolio that makes investments pursuant to a value strategy may be subject to the risk that the market may not recognize a security’s intrinsic value for some time or that a stock judged to be undervalued may actually be appropriately priced. Historically, growth stocks have performed best during later stages of economic expansion and value stocks have performed best during periods of economic recovery. Therefore, both styles may over time go in and out of favor with the markets. At times when a style is out of favor, that portion of the portfolio may lag the other portion of the portfolio, which may cause the Fund to underperform the market in general, its benchmark and other mutual funds.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all

34

or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

Non-diversification Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

10.  Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Jennison 20/20 Focus Fund	35

Notes to Financial Statements (continued)

11.  Subsequent Event

On December 9, 2020, the Board of Trustees of Prudential Investment Portfolios 18 and Prudential Investment Portfolios 3 approved the reorganization (the Reorganization) of PGIM Jennison 20/20 Focus Fund (the Target Fund) into PGIM Jennison Focused Growth Fund (the Acquiring Fund). The Reorganization is subject to approval by shareholders of the Target Fund. A special meeting of the Target Fund shareholders will be held on April 13, 2021. It is expected that the Reorganization, if approved, would be completed during the second quarter of 2021.

36

Financial Highlights

Class A Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.56	$15.13	$17.47	$15.08	$17.48
Income (loss) from investment operations:
Net investment income (loss)	0.01	0.04	0.05	- (b)	0.02
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.35	1.64	0.66	3.72	(0.04)
Total from investment operations	4.36	1.68	0.71	3.72	(0.02)
Less Dividends and Distributions:
Dividends from net investment income	(0.04)	(0.05)	-	-	-
Distributions from net realized gains	(1.09)	(1.20)	(3.05)	(1.33)	(2.38)
Total dividends and distributions	(1.13)	(1.25)	(3.05)	(1.33)	(2.38)
Net asset value, end of year	$18.79	$15.56	$15.13	$17.47	$15.08
Total Return(c):	29.84%	13.32%	4.67%	26.80%	0.08%

Ratios/Supplemental Data:
Net assets, end of year (000)	$774,846	$679,905	$625,305	$669,346	$629,270
Average net assets (000)	$687,253	$640,722	$669,459	$635,030	$668,587
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.20%	1.22%	1.19%	1.21%	1.20%
Expenses before waivers and/or expense reimbursement	1.20%	1.22%	1.19%	1.21%	1.20%
Net investment income (loss)	0.09%	0.28%	0.35%	(0.03)%	0.11%
Portfolio turnover rate(f)	74%	58%	43%	74%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	37

Financial Highlights (continued)

Class C Shares
	Year Ended November 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.45		$10.62	$13.24	$11.81	$14.30
Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(b)	(0.04)	(0.04)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	2.81		1.07	0.47	2.85	(0.04)
Total from investment operations	2.75		1.03	0.43	2.76	(0.11)
Less Dividends and Distributions:
Distributions from net realized gains	(1.09)		(1.20)	(3.05)	(1.33)	(2.38)
Net asset value, end of year	$12.11		$10.45	$10.62	$13.24	$11.81
Total Return(c):	28.86%		12.63%	3.90%	26.00%	(0.65)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$39,446		$53,995	$135,532	$168,242	$192,968
Average net assets (000)	$42,312		$87,750	$156,720	$174,421	$221,915
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.93%		1.91%	1.87%	1.91%	1.90%
Expenses before waivers and/or expense reimbursement	1.93%		1.91%	1.87%	1.91%	1.90%
Net investment income (loss)	(0.62)%		(0.42)%	(0.34)%	(0.74)%	(0.60)%
Portfolio turnover rate(f)	74%		58%	43%	74%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

38

Class R Shares
	Year Ended November 30,
	2020		2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$14.67		$14.34	$16.75	$14.53	$16.97
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(b)	0.01	0.01	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.07		1.54	0.63	3.59	(0.05)
Total from investment operations	4.05		1.55	0.64	3.55	(0.06)
Less Dividends and Distributions:
Dividends from net investment income	(0.01)		(0.02)	-	-	-
Distributions from net realized gains	(1.09)		(1.20)	(3.05)	(1.33)	(2.38)
Total dividends and distributions	(1.10)		(1.22)	(3.05)	(1.33)	(2.38)
Net asset value, end of year	$17.62		$14.67	$14.34	$16.75	$14.53
Total Return(c):	29.46%		13.04%	4.43%	26.62%	(0.19)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$49,991		$49,859	$53,740	$61,400	$63,035
Average net assets (000)	$45,653		$50,419	$59,521	$61,905	$72,005
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.46%		1.46%	1.45%	1.41%	1.40%
Expenses before waivers and/or expense reimbursement	1.71%		1.71%	1.70%	1.66%	1.65%
Net investment income (loss)	(0.16)%		0.04%	0.10%	(0.24)%	(0.09)%
Portfolio turnover rate(f)	74%		58%	43%	74%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	39

Financial Highlights (continued)

Class Z Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.48	$16.82	$19.04	$16.28	$18.65
Income (loss) from investment operations:
Net investment income (loss)	0.07	0.10	0.12	0.05	0.06
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.91	1.86	0.71	4.05	(0.04)
Total from investment operations	4.98	1.96	0.83	4.10	0.02
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.10)	-	(0.01)	(0.01)
Distributions from net realized gains	(1.09)	(1.20)	(3.05)	(1.33)	(2.38)
Total dividends and distributions	(1.17)	(1.30)	(3.05)	(1.34)	(2.39)
Net asset value, end of year	$21.29	$17.48	$16.82	$19.04	$16.28
Total Return(b):	30.24%	13.74%	4.97%	27.24%	0.36%

Ratios/Supplemental Data:
Net assets, end of year (000)	$184,958	$175,890	$204,828	$245,992	$246,761
Average net assets (000)	$165,790	$177,194	$230,237	$241,318	$367,508
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.89%	0.89%	0.87%	0.91%	0.90%
Expenses before waivers and/or expense reimbursement	0.89%	0.89%	0.87%	0.91%	0.90%
Net investment income (loss)	0.41%	0.61%	0.68%	0.27%	0.37%
Portfolio turnover rate(e)	74%	58%	43%	74%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class R6 Shares
	Year Ended November 30,
	2020	2019	2018	2017	2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.65	$16.97	$19.17	$16.38	$18.76
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.11	0.12	0.07	0.08
Net realized and unrealized gain (loss) on investment and foreign currency transactions	4.96	1.88	0.73	4.08	(0.04)
Total from investment operations	5.04	1.99	0.85	4.15	0.04
Less Dividends and Distributions:
Dividends from net investment income	(0.09)	(0.11)	-	(0.03)	(0.04)
Distributions from net realized gains	(1.09)	(1.20)	(3.05)	(1.33)	(2.38)
Total dividends and distributions	(1.18)	(1.31)	(3.05)	(1.36)	(2.42)
Net asset value, end of year	$21.51	$17.65	$16.97	$19.17	$16.38
Total Return(b):	30.36%	13.71%	5.06%	27.42%	0.43%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,792	$1,634	$9,090	$8,496	$7,428
Average net assets (000)	$2,063	$5,438	$8,972	$7,957	$8,424
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.84%	0.84%	0.84%	0.78%	0.77%
Expenses before waivers and/or expense reimbursement	1.54%	1.08%	0.95%	0.78%	0.77%
Net investment income (loss)	0.43%	0.70%	0.71%	0.39%	0.52%
Portfolio turnover rate(e)	74%	58%	43%	74%	55%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(c)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Jennison 20/20 Focus Fund	41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 18 and Shareholders of PGIM Jennison 20/20 Focus Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison 20/20 Focus Fund (one of the funds constituting Prudential Investment Portfolios 18, referred to hereafter as the “Fund”) as of November 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 15, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

42

Federal Income Tax Information (unaudited)

We are advising you that during the year ended November 30, 2020, the Fund reports the maximum amount allowed per share but not less than $1.09 for Class A, B, C, R, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended November 30, 2020, the Fund reports, in accordance under Section 854 of the Internal Revenue Code, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM Jennison 20/20 Focus Fund	100.00%	100.00%

In January 2021, you will be advised on IRS Form 1099-DIV as to the federal tax status of dividends and distributions received by you in calendar year 2020.

PGIM Jennison 20/20 Focus Fund	43

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison 20/20 Focus Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku, Inc. (since 2020); Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison 20/20 Focus Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison 20/20 Focus Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison 20/20 Focus Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison 20/20 Focus Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular

[1]	PGIM Jennison 20/20 Focus Fund is a series of Prudential Investment Portfolios 18.

PGIM Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and Jennison’s organizational structure, senior management, investment operations, and other

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relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison 20/20 Focus Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider fees and expenses, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	3rd Quartile	1st Quartile	2nd Quartile	4th Quartile
Actual Management Fees: 2nd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three-year period and underperformed over the other periods.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) limits transfer agency, shareholder servicing, sub-transfer agency and blue sky fees to the extent that such fees cause the total annual operating expenses to exceed 0.84% for Class R6 shares through March 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison 20/20 Focus Fund

PRUDENTIAL INVESTMENT PORTFOLIOS 18

PGIM Jennison 20/20 Focus Fund

Supplement dated December 11, 2020 to the Currently Effective Prospectus, Summary Prospectus and Statement of Additional Information

Proposed Reorganization

The Board of Trustees of Prudential Investment Portfolios 18, on behalf of PGIM Jennison 20/20 Focus Fund (“20/20 Focus Fund”) and the Board of Trustees of Prudential Investment Portfolios 3, on behalf of PGIM Jennison Focused Growth Fund (“Focused Growth Fund,” and, together with the 20/20 Focus Fund, the “Funds”) recently approved the reorganization of the 20/20 Focus Fund into the Focused Growth Fund.

Pursuant to this proposal, the assets and liabilities of the 20/20 Focus Fund would be exchanged for shares of the Focused Growth Fund. The Focused Growth Fund shares to be received by the 20/20 Focus Fund shareholders in the reorganization would be equal in value and of the same class, except that Class R shareholders of the 20/20 Focus Fund will receive Class A shares of the Focused Growth Fund, and each share class would be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the 20/20 Focus Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, 20/20 Focus Fund shareholders would become shareholders of Focused Growth Fund. No sales charges would be imposed in connection with the proposed transaction. The 20/20 Focus Fund and the Focused Growth Fund anticipate obtaining an opinion of counsel to the effect that the reorganization transaction will not result in the recognition of gain or loss for federal income tax purposes by either Fund or its shareholders.

The reorganization is subject to approval by the shareholders of the 20/20 Focus Fund. It is anticipated that a proxy statement/prospectus relating to the reorganization transaction will be mailed to the shareholders during the first quarter of 2021 and that the special meeting of 20/20 Focus Fund shareholders will be held during the second quarter of 2021. If the required shareholder approvals are obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed during the second quarter of 2021 or as soon as reasonably practicable once shareholder approval is obtained.

If 20/20 Focus Fund shareholders approve the reorganization, the 20/20 Focus Fund is expected to distribute its realized capital gains, if any, to its shareholders prior to the closing date. 20/20 Focus Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution. In addition, it is currently anticipated that a substantial portion of the 20/20 Focus Fund’s portfolio holdings will be sold prior to the closing of the reorganization, and the 20/20 Focus Fund is expected to realize capital gain or loss in connection with those sales. If the 20/20 Focus Fund realizes capital gains, those gains may increase the capital gain distribution paid to shareholders.

This document is not an offer to sell shares of the Focused Growth Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the reorganization and the Focused Growth Fund.

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison 20/20 Focus Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s

Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON 20/20 FOCUS FUND

SHARE CLASS	A	C	R	Z	R6
NASDAQ	PTWAX	PTWCX	JTWRX	PTWZX	PJTQX
CUSIP	74440G107	74440G305	74440G503	74440G404	74440G602

MF183E

PGIM JENNISON MLP FUND

ANNUAL REPORT

NOVEMBER 30, 2020

To enroll in e-delivery, go to pgim.com/investments/resource/edelivery

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, member SIPC. Jennison Associates LLC is a registered investment adviser. Both are Prudential Financial companies. © 2021 Prudential Financial, Inc. and its related entities. Jennison Associates, Jennison, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgim.com/investments

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Jennison MLP Fund informative and useful. The report covers performance for the 12-month period that ended November 30, 2020.

Early in the period, the global economy remained healthy—particularly in the US—fueled by rising corporate profits and strong job growth. The outlook changed dramatically in March as the coronavirus outbreak quickly and substantially shut down economic activity worldwide, leading to significant job losses and a steep decline in global growth and earnings. Responding to this disruption, the Federal Reserve (the Fed) cut the federal funds rate target to near zero and flooded capital markets with liquidity; and Congress passed stimulus bills worth approximately $3 trillion that offered an economic lifeline to consumers and businesses.

While stocks climbed early in the period, they fell significantly in March amid a spike in volatility, ending the 11-year-long equity bull market. With stores and factories closing and consumers staying at home to limit the spread of the virus, investors sold stocks on fears that corporate earnings would take a serious hit. Equities rallied throughout the spring and summer as states reopened their economies, but became more volatile in the fall as investors worried that a surge in coronavirus infections would stall the economic recovery. Promising clinical trial results in November for several coronavirus vaccines lifted equity markets to record levels and helped stocks around the globe post gains for the full period.

The bond market overall—including US and global bonds as well as emerging market debt—rose during the period as investors sought safety in fixed income. A significant rally in interest rates pushed the 10-year US Treasury yield down to a record low. In March, the Fed took several aggressive actions to keep the bond markets running smoothly, restarting many of the relief programs that proved to be successful in helping end the global financial crisis in 2008-09.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Jennison MLP Fund

January 15, 2021

PGIM Jennison MLP Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgim.com/investments or by calling (800) 225-1852.

	Average Annual Total Returns as of 11/30/20
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A
(with sales charges)	–23.42	–4.86	N/A	–6.37 (12/18/13)
(without sales charges)	–18.96	–3.78	N/A	–5.61 (12/18/13)
Class C
(with sales charges)	–20.24	–4.46	N/A	–6.30 (12/18/13)
(without sales charges)	–19.49	–4.46	N/A	–6.30 (12/18/13)
Class Z
(without sales charges)	–18.60	–3.50	N/A	–5.34 (12/18/13)
Class R6
(without sales charges)	–18.60	N/A	N/A	–11.67 (1/26/18)
Alerian MLP Index
	–24.50	–7.09	N/A	—
S&P 500 Index
	17.46	13.98	N/A	—

Average Annual Total Returns as of 11/30/20 Since Inception (%)
	Class A, C, Z (12/18/13)	Class R6 (1/26/18)
Alerian MLP Index	–9.35	–15.82
S&P 500 Index	12.46	11.34

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the class’ inception date.

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Alerian MLP Index, by portraying the initial account values at the commencement of operations for Class Z shares (December 18, 2013) and the account values at the end of the current fiscal year (November 30, 2020) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing fees and expenses applicable to each share class (as explained in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

PGIM Jennison MLP Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Alerian MLP Index—The Alerian MLP Index is an unmanaged index and the leading gauge of energy Master Limited Partnerships (MLPs). The capped, float-adjusted, capitalization-weighted index constituents represent approximately 85% of total float-adjusted market capitalization.

S&P 500 Index*—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

*The S&P 500 Index (“Index”) is a product of S&P Dow Jones Indices LLC and/or its affiliates and has been licensed for use by PGIM, Inc. and/or its affiliates. Copyright© 2021 S&P Dow Jones Indices LLC, a division of S&P Global, Inc., and/or its affiliates. All rights reserved. Redistribution or reproduction in whole or in part are prohibited without written permission of S&P Dow Jones Indices LLC. For more information on any of S&P Dow Jones Indices LLC’s indices please visit www.spdji.com. S&P® is a registered trademark of S&P Global and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC.

Investors cannot invest directly in an index. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes that may be paid by an investor.

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Presentation of Fund Holdings as of 11/30/20

Ten Largest Holdings	Line of Business	% of Net Assets
MPLX LP	Oil & Gas Storage & Transportation	7.6%
Enterprise Products Partners LP	Oil & Gas Storage & Transportation	7.3%
Williams Cos., Inc. (The)	Oil & Gas Storage & Transportation	7.2%
Targa Resources Corp.	Oil & Gas Storage & Transportation	6.7%
NextEra Energy Partners LP	Renewable Electricity	6.7%
Enbridge, Inc. (Canada)	Oil & Gas Storage & Transportation	6.2%
Magellan Midstream Partners LP	Oil & Gas Storage & Transportation	4.9%
TC Energy Corp. (Canada)	Oil & Gas Storage & Transportation	4.8%
Kinder Morgan, Inc.	Oil & Gas Storage & Transportation	4.7%
Pembina Pipeline Corp. (Canada)	Oil & Gas Storage & Transportation	4.3%

Holdings reflect only long-term investments and are subject to change.

PGIM Jennison MLP Fund	7

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Jennison MLP Fund’s Class Z shares returned -18.60% in the 12-month reporting period that ended November 30, 2020, outperforming the -24.50% return of the Alerian MLP Index (the Index).

What was the market environment?

•

The financial markets experienced periods of heightened volatility during the reporting period, partially driven by the COVID-19 pandemic and its repercussions around the world. After rising over the first two months of the period, stocks fell sharply in February and March 2020 as the virus spread, triggering lockdowns and a global recession.

•

Markets reversed course again from April through August 2020, recouping much of their losses. This turnaround was driven by a number of factors, including unprecedented monetary policy accommodation from the Federal Reserve. Aggressive fiscal policy, signs of improving growth, and hopes for a COVID-19 vaccine also supported investor sentiment.

•

Markets experienced another setback in September and October due to a second wave of COVID-19 cases, weakening economic growth, and uncertainties surrounding the US elections in November. However, the market ended on a positive note in November as several new vaccines neared approval, leading to hopes for a sustained economic recovery. Over the full period, the Index sank 24.5% while the broader Alerian Midstream Energy Index, which includes both master limited partnerships and C-Corp stocks, declined 18.1%.

•

After a strong 2019, crude oil prices began sliding in February 2020, with the global COVID-19 pandemic in March inflicting simultaneous shocks to supply and demand that collapsed West Texas Intermediate (WTI) crude oil prices throughout April. Prices then skyrocketed 81% in May and later rose 26% in November. Despite the volatility and price gains, WTI crude was down 17.8% over the full period. Meanwhile, natural gas gained 26.3%, while natural gas liquids (e.g., ethane and propane) rose 15.4% and 3.5%, respectively, over that same time frame.

•

While investor sentiment around the broader energy sector was highly negative during the period given the pandemic’s impact on economic activity as well as supply and demand, the outlook appears to have turned a corner. Performance of the cyclically oriented energy sector improved in the last several months of the period, and the sector was the best-performing group within the S&P 500 Index in November 2020. With recent positive vaccine developments and resolution of election uncertainty, investor confidence has grown to favor value stocks and cyclically oriented stocks that could benefit from a more normal economic environment.

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What worked?

Relative to the Index, security selection and an underweight allocation to liquid pipes & storage were among the primary drivers of the Fund’s relative performance during the reporting period. Both security selection and an overweight to diversified midstream stocks were also meaningful contributors to returns, as was an out-of-Index allocation to the renewable energy yieldco segment. (Yieldcos are an emerging asset class of publicly traded companies focused on returning cash flow generated from renewable energy assets to shareholders.)

Top absolute contributors:

•

MPLX LP, a diversified midstream energy company, continued to perform well after reporting first- and second-quarter 2020 results and appointing new Chief Executive Officer Michael Hennigan in March 2020. In Jennison’s view despite the uncertain business environment, the company offered a clear and appropriate strategy by significantly cutting expenditures and focusing its efforts on free cash-flow generation. Parent Marathon Petroleum announced in 2019 that it formed a special board committee to evaluate “value-creating” options for its midstream businesses. A restructuring plan would pave the way for improving MPLX’s cost of capital, along with driving above-average cash flow over the coming years, in Jennison’s view.

•

Brookfield Renewable Partners engages in the development of long-dated renewable power assets; is one of the largest publicly traded, pure-play renewable power companies; and owns a growing portfolio of renewable power assets, including wind and solar generation facilities primarily in North America, Colombia, Brazil, Europe, India, and China. Jennison believes the company is competitively positioned to take advantage of the shift toward a greener economy on the path toward decarbonization. On July 31, 2020, Brookfield acquired the remaining 38% stake of renewable power company Terraform Power that it didn’t already own.

•

Williams Cos. continues to benefit from strong natural gas demand in the US and exports to Mexico. With increases in liquefied natural gas (LNG) exports and power generation, as well as chemical and industrial use over the next decade, Williams’ demand-focused strategy is well positioned for growth, in Jennison’s view. The company’s long-term contracts and largely fee-based revenues, along with its stable and integrated gas pipeline network that stretches from the Northeast to Gulf Coast, is difficult to replicate, lowering Williams’ business risk relative to other midstream peers, in Jennison’s opinion. More recently, the company’s management noted that $200 million to $400 million of capital expenditures could be allocated toward renewable solar projects over the next few years.

PGIM Jennison MLP Fund	9

Strategy and Performance Overview (continued)

What didn’t work?

Security selection and an underweight allocation to gathering & processing stocks were among the largest detractors from the Fund’s relative performance during the reporting period. An underweight allocation to natural gas pipes & storage was also a sizable headwind for relative performance.

Top absolute detractors:

•

ONEOK, Inc., a diversified midstream company that has a large network of natural gas and natural gas liquids (NGL) pipes, processing plants, and fractionation facilities, reported lower-than-expected earnings over the period. The company’s capital expenditures in the first half of 2020 exceeded guidance, its leverage was high given its growth prospects, and there were concerns the company may need to reduce its dividend to boost its balance sheet. For these reasons, Jennison sold the Fund’s position during the period.

•

Kinder Morgan, Inc., a gas pipeline and terminal operator, reported weak second-quarter 2020 earnings due to lower gathering volumes in the Bakken, the Haynesville, and Eagle Ford regions, along with softer market fundamentals affecting its Texas intrastate business. The Fund continues to hold the stock as Jennison believes this “stable and mature” company may benefit from increased volumes as natural gas demand and LNG exports grow over the next decade.

•

Targa Resources Corp. owns a portfolio of integrated midstream energy assets across the natural gas and NGL value chain. Its diverse platform connects low-cost natural gas and NGL supply to demand markets in the US and internationally. Targa has benefited from its integrated, Permian/Gulf Coast-centric footprint, and in Jennison’s view, continues to show capital discipline in an effort to reduce leverage that should ultimately drive improved shareholder value. The stock declined in the third quarter of 2020 but rallied in October, as a number of analysts upgraded their outlook for the company ahead of its third-quarter earnings release. A rally in natural gas and NGL prices also helped buoy the stock price late in the period.

Current outlook

•

COVID-19’s impact on the global economy, specifically to demand, continues to linger. With the decline in demand, uncertainty around volumes remains an overhang for the midstream infrastructure sector. Jennison has continued to focus on higher-quality, less-cyclically exposed companies, along with its increased allocation to companies with utilities and renewables businesses.

•

Investor sentiment on the midstream sector (and broader energy sector) as a whole is negative but somewhat misguided, in Jennison’s opinion. The swinging pendulum from hydrocarbon-intense energy sources to renewable sources is not a new risk. While

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acknowledging the long-duration need for renewable sources of energy to help combat climate change, Jennison believes there will still be a need for midstream infrastructure—specifically natural gas—as the world moves toward a lower carbon future. The transition to decarbonization will be very long, in Jennison’s view, and involve multiple solutions, including cleaner-burning natural gas. Surprisingly, however, investors have been significantly doubting the need for natural gas, even though it accounts for approximately 38% of net electricity generation in the US and is displacing coal and oil around the world, according to the Energy Information Administration. The realization that these assets are critical and aren’t disappearing overnight could serve as a potential catalyst for the group, in Jennison’s view. Furthermore, as the global economy continues to transition to cleaner energy sources, Jennison believes there will be a growing opportunity for North American energy infrastructure companies to participate by adapting their assets (e.g., natural gas pipelines used for hydrogen transport), while companies are adopting more environmental, social and governance (ESG)-friendly metrics and searching for decarbonization and renewables investments.

•

In Jennison’s view, perception is overwhelming reality, but the challenges created by the pandemic are temporary in nature and are not insurmountable. The pandemic has actually accelerated the industry transformation that was already underway. There is a greater focus on return of capital and employing financial metrics more familiar to the general investor, with greater emphasis on per-share returns. Drastically improved corporate governance and the reining-in of indiscriminate project spending have also been positive outcomes. Today, the “grow the dividend at any cost” mentality among management teams has significantly diminished. In fact, due to the changing landscape, the risks of too much capital expense spending, chasing lower project returns, unhealthy balance sheets, and inadequate dividend coverage, have all abated. In Jennison’s view, these improving traits will ultimately benefit midstream shareholders.

•

After having gone through a robust growth stage over the past 10 years and recently evolving into a stronger, more sustainable sector, the midstream energy industry appears to now be entering a “survivor” phase, in Jennison’s view. The survivability of each company depends on its ability to navigate and transition its business model to adapt to the future. Companies that resist will likely lose out; but those that embrace the transition will survive and grow stronger. By and large, the sector will continue down its path of sustainability and progress as the economy returns to normal. However, not all energy infrastructure companies are created equal. Jennison believes some of the winners during this crisis and beyond will be companies that are tied to natural gas assets with highly visible long-term demand, are focused on North America, and lack some of the geopolitical oil risks. Companies that acknowledge the need for more ESG-related transparency with a focus on reducing carbon footprint are also likely to

PGIM Jennison MLP Fund	11

Strategy and Performance Overview (continued)

emerge as winners. Those with integrated asset systems with multiple touch points across the entire energy value chain, as well as those stocks with strong and/or improving ESG metrics, are faring better—a trend Jennison feels should continue. Companies focused on reducing capital expenses and general and administrative expenses, as well as selling underutilized assets, also should perform well.

•

As Jennison has previously stated, the visible long-term demand for cleaner fuels such as natural gas will showcase the sustainability of integrated midstream assets through this ongoing pandemic, as these infrastructure systems will be needed to power the US economy in future decades. Furthermore, the rise of electric vehicles and the need to power them will undoubtedly increase electricity demand. At the same time, the further decommissioning of coal and nuclear plants will lower the overall supply of electricity. While renewables will certainly take up a portion of the shortfall, Jennison believes natural gas will continue to be utilized to fill that supply gap. Jennison thinks the severe stock market volatility in 2020 speaks more to the shorter-term technical market forces (e.g., indiscriminate selling from weaker investors with leverage into an illiquid trading market). In Jennison’s view, investors substantially underappreciate the intrinsic asset value of these companies. The market has largely ignored the long-term, sustainable value of some of these unique networks, such as long-haul gas pipes serving utilities and partnering with them to lower greenhouse gas emissions. In Jennison’s view, certain midstream assets possess high barriers to entry, are non-discretionary (i.e., must be used to transport energy), and are truly essential to a functioning US and global economy.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended November 30, 2020. The example is for illustrative purposes only; you should consult the Fund’s Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Jennison MLP Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). The expenses in the table do not reflect current/deferred tax benefits or expenses. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Jennison MLP Fund		Beginning Account Value June 1, 2020	Ending Account Value November 30, 2020	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,041.90	1.50%	$7.66
	Hypothetical	$1,000.00	$1,017.50	1.50%	$7.57
Class C	Actual	$1,000.00	$1,039.70	2.24%	$11.42
	Hypothetical	$1,000.00	$1,013.80	2.24%	$11.28
Class Z	Actual	$1,000.00	$1,045.60	1.18%	$6.03
	Hypothetical	$1,000.00	$1,019.10	1.18%	$5.96
Class R6	Actual	$1,000.00	$1,045.60	1.20%	$6.14
	Hypothetical	$1,000.00	$1,019.00	1.20%	$6.06

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended November 30, 2020, and divided by the 366 days in the Fund’s fiscal year ended November 30, 2020 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying funds in which the Fund may invest.

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Schedule of Investments

as of November 30, 2020

Description	Shares	Value

LONG-TERM INVESTMENTS 100.3%

COMMON STOCKS 54.8%

Electric Utilities 0.9%
OGE Energy Corp.	88,390	$2,862,952

Independent Power Producers & Energy Traders 2.3%
Clearway Energy, Inc. (Class C Stock)	249,455	7,301,548

Oil & Gas Storage & Transportation 50.5%
Cheniere Energy, Inc.*	190,474	10,797,971
Enbridge, Inc. (Canada)	620,447	19,377,324
Equitrans Midstream Corp.	1,576,470	12,863,995
Gibson Energy, Inc. (Canada)	680,647	10,932,699
Keyera Corp. (Canada)	254,176	4,385,989
Kinder Morgan, Inc.	1,027,085	14,769,482
ONEOK, Inc.	352,216	12,633,988
Pembina Pipeline Corp. (Canada)	526,782	13,427,673
Targa Resources Corp.	896,555	21,069,043
TC Energy Corp. (Canada)	341,545	15,024,614
Williams Cos., Inc. (The)	1,075,876	22,571,878

		157,854,656

Renewable Electricity 1.1%
Brookfield Renewable Corp. (Canada) (Class A Stock)	41,299	3,268,817

TOTAL COMMON STOCKS (cost $198,796,302)		171,287,973

MASTER LIMITED PARTNERSHIPS 42.8%

Oil & Gas Storage & Transportation 33.9%
Cheniere Energy Partners LP	263,851	10,052,723
Energy Transfer LP	1,491,684	9,218,607
Enterprise Products Partners LP	1,184,029	22,970,163
Magellan Midstream Partners LP	375,215	15,440,097
MPLX LP	1,121,690	23,600,358
Phillips 66 Partners LP	275,936	7,417,160
Plains All American Pipeline LP	796,224	6,322,018
Plains GP Holdings LP (Class A Stock)*	1,069,763	8,483,220
TC PipeLines LP	83,644	2,584,600

		106,088,946

See Notes to Financial Statements.

PGIM Jennison MLP Fund    15

Schedule of Investments (continued)

as of November 30, 2020

Description	Shares	Value

MASTER LIMITED PARTNERSHIPS (Continued)

Renewable Electricity 8.9%
Brookfield Renewable Partners LP (Canada)	109,152	$6,939,884
NextEra Energy Partners LP	330,650	20,986,356

		27,926,240

TOTAL MASTER LIMITED PARTNERSHIPS (cost $149,818,746)		134,015,186

PREFERRED STOCK 2.7%

Electric Utilities
NextEra Energy, Inc., CVT, 6.219%, Maturing 09/01/2023 (cost $8,513,116)	172,456	8,438,272

TOTAL LONG-TERM INVESTMENTS (cost $357,128,164)		313,741,431

SHORT-TERM INVESTMENT 1.1%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $3,495,408)(w)	3,495,408	3,495,408

TOTAL INVESTMENTS 101.4% (cost $360,623,572)		317,236,839
Liabilities in excess of other assets (1.4)%		(4,476,210)

NET ASSETS 100.0%		$312,760,629

Below is a list of the abbreviation(s) used in the annual report:

CVT — Convertible Security

LIBOR — London Interbank Offered Rate

LP — Limited Partnership

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

The following is a summary of the inputs used as of November 30, 2020 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Electric Utilities	$2,862,952	$—	$—
Independent Power Producers & Energy Traders	7,301,548	—	—
Oil & Gas Storage & Transportation	157,854,656	—	—
Renewable Electricity	3,268,817	—	—
Master Limited Partnerships
Oil & Gas Storage & Transportation	106,088,946	—	—
Renewable Electricity	27,926,240	—	—
Preferred Stock
Electric Utilities	8,438,272	—	—
Affiliated Mutual Fund	3,495,408	—	—

Total	$317,236,839	$—	$—

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of November 30, 2020 were as follows (unaudited):

Oil & Gas Storage & Transportation	84.4%
Renewable Electricity	10.0
Electric Utilities	3.6
Independent Power Producers & Energy Traders	2.3
Affiliated Mutual Fund	1.1

101.4%
Liabilities in excess of other assets	(1.4)

100.0%

See Notes to Financial Statements.

PGIM Jennison MLP Fund    17

Statement of Assets and Liabilities

as of November 30, 2020

Assets
Investments at value:
Unaffiliated investments (cost $357,128,164)	$313,741,431
Affiliated investments (cost $3,495,408)	3,495,408
Dividends receivable	678,285
Receivable for Fund shares sold	497,369
Prepaid expenses and other assets	4,339

Total Assets	318,416,832

Liabilities
Deferred tax liability	4,634,913
Payable for Fund shares purchased	534,433
Management fee payable	269,283
Accrued expenses and other liabilities	186,341
Distribution fee payable	22,597
Franchise tax payable	4,646
Trustees’ fees payable	2,213
Affiliated transfer agent fee payable	1,777

Total Liabilities	5,656,203

Net Assets	$312,760,629

Net assets were comprised of:
Shares of beneficial interest, at par	$69,687
Paid-in capital in excess of par	461,644,544
Total distributable earnings (loss)	(148,953,602)

Net assets, November 30, 2020	$312,760,629

See Notes to Financial Statements.

Class A
Net asset value, offering price and redemption price per share, ($20,307,713 ÷ 4,593,500 shares of beneficial interest issued and outstanding)	$4.42
Maximum sales charge (5.50% of offering price)	0.26

Maximum offering price to public	$4.68

Class C
Net asset value, offering price and redemption price per share, ($22,823,285 ÷ 5,518,622 shares of beneficial interest issued and outstanding)	$4.14

Class Z
Net asset value, offering price and redemption price per share, ($252,513,384 ÷ 55,793,033 shares of beneficial interest issued and outstanding)	$4.53

Class R6
Net asset value, offering price and redemption price per share, ($17,116,247 ÷ 3,781,402 shares of beneficial interest issued and outstanding)	$4.53

See Notes to Financial Statements.

PGIM Jennison MLP Fund    19

Statement of Operations

Year Ended November 30, 2020

Net Investment Income (Loss)
Income
Unaffiliated distributions and dividend income (net of $684,508 foreign withholding tax)	$24,706,132
Less: Return of capital on distributions	(18,762,843)
Affiliated dividend income	73,096

Total income	6,016,385

Expenses
Management fee	3,273,676
Distribution fee(a)	360,103
Transfer agent’s fees and expenses (including affiliated expense of $18,062)(a)	295,337
Tax service fees	90,127
Custodian and accounting fees	73,928
Registration fees(a)	71,131
Audit fee	62,052
Shareholders’ reports	49,760
Legal fees and expenses	20,615
Trustees’ fees	16,009
Franchise tax expense	4,646
Miscellaneous	15,771

Total expenses	4,333,155
Less: Fee waiver and/or expense reimbursement(a)	(10,885)
Distribution fee waiver(a)	(14,147)

Net expenses	4,308,123

Net Investment income (loss), before deferred taxes	1,708,262
Deferred tax benefit	29,038

Net investment income (loss), net of taxes	1,737,300

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(46))	(62,768,494)
Deferred tax expense	(1,067,862)
Foreign currency transactions	(52,849)

(63,889,205)

Net change in unrealized appreciation (depreciation) on:
Investments	(29,787,011)
Deferred tax expense	(506,271)
Foreign currencies	3,543

(30,289,739)

Net gain (loss) on investment and foreign currency transactions, net of deferred taxes	(94,178,944)

Net Increase (Decrease) In Net Assets Resulting From Operations	$(92,441,644)

See Notes to Financial Statements.

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	84,883	275,220	—	—
Transfer agent’s fees and expenses	34,781	26,572	233,800	184
Registration fees	13,614	13,025	35,411	9,081
Fee waiver and/or expense reimbursement	(5,929)	—	—	(4,956)
Distribution fee waiver	(14,147)	—	—	—

See Notes to Financial Statements.

PGIM Jennison MLP Fund    21

Statements of Changes in Net Assets

	Year Ended November 30,
	2020	2019

Increase (Decrease) in Net Assets
Operations
Net investment income (loss), net of taxes	$1,737,300	$1,244,797
Net realized gain (loss) on investment and foreign currency transactions, net of deferred taxes	(63,889,205)	(8,981,710)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies, net of deferred taxes	(30,289,739)	(8,936,784)

Net increase (decrease) in net assets resulting from operations	(92,441,644)	(16,673,697)

Dividends and Distributions
Tax return of capital distributions
Class A	(1,946,004)	(3,494,156)
Class C	(2,133,468)	(3,342,987)
Class Z	(19,420,246)	(26,052,074)
Class R6	(404,213)	(450,779)

	(23,903,931)	(33,339,996)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	213,307,652	182,212,681
Net asset value of shares issued in reinvestment of dividends and distributions	23,773,353	32,979,227
Cost of shares purchased	(247,588,752)	(234,339,748)

Net increase (decrease) in net assets from Fund share transactions	(10,507,747)	(19,147,840)

Total increase (decrease)	(126,853,322)	(69,161,533)

Net Assets:
Beginning of year	439,613,951	508,775,484

End of year	$312,760,629	$439,613,951

See Notes to Financial Statements.

Notes to Financial Statements

1.	Organization

Prudential Investment Portfolios 18 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust consists of two series: PGIM Jennison 20/20 Focus Fund and PGIM Jennison MLP Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Jennison MLP Fund (the “Fund”).

The Fund normally invests at least 80% of its investable assets (net assets plus any borrowings for investment purposes) in Master Limited Partnerships (“MLPs”) and MLP related investments. The majority of MLPs operate in the energy sector. MLPs are generally organized under state law as limited partnerships or limited liability companies. An MLP consists of at least one general partner as well as other additional limited partners (for MLPs structured as limited liability companies, at least one managing member and members, respectively). The general partner or managing member controls the operations and management of the MLP and has an ownership stake in the MLP. The limited partners or members, through their ownership of limited partner or member interests, contribute capital to the entity, have a limited role in the operation and management of the entity, and receive cash distributions.

The investment objective of the Fund is to seek total return.

2.	Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles (“GAAP”). The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A

PGIM Jennison MLP Fund     23

Notes to Financial Statements (continued)

record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820 - Fair Value Measurements and Disclosures.

Common or preferred stocks, MLPs, exchange-traded funds and derivative instruments, if applicable, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end funds (other than exchange-traded funds) are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities — at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements

PGIM Jennison MLP Fund     25

Notes to Financial Statements (continued)

which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. The remaining maturities of the securities lending transactions are considered overnight and continuous. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto, which are reflected in interest income or unaffiliated dividend income based on the nature of the payment on the Statement of Operations. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed in the Statement of Operations.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Distributions from MLPs: Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their respective tax reporting periods have concluded. For the year ended November 30, 2020, the Fund estimates that 100% of the MLP distributions received from investments taxed as partnerships would be treated as return of capital while the nature of distributions received from MLP investments taxed as corporations will typically be considered dividend income.

Income Taxes: The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code (the “Code”). This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investments primarily in MLPs invested in energy assets. As a result, the Fund is treated as a regular C-corporation for federal, state and local income tax purposes and will be required to pay federal, state and local income tax on its taxable income.

The Fund intends to invest primarily in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Fund reports its allocable share of the MLP’s taxable income or loss in computing its own taxable income or loss. The Fund’s tax expense or benefit will be included in the Statement of Operations based on the component of income or gains (losses) to which such expense or benefit relates. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Such temporary differences are principally: (i) taxes on unrealized gains (losses), which are attributable to the temporary difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting and income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital loss carryforwards.

PGIM Jennison MLP Fund     27

Notes to Financial Statements (continued)

The Fund will accrue a deferred income tax liability balance, at the effective statutory United States federal income tax rate of 21% plus an estimated state and local income tax rate for its future tax liability associated with the capital appreciation of its investments, the distributions received by the Fund on interests of MLPs considered to be return of capital, and for any net operating gains. The Fund may also record a deferred tax asset balance, which reflects an estimate of the Fund’s future tax benefit associated with net operating losses and/or unrealized losses.

To the extent the Fund has a deferred tax asset, consideration is given to whether or not a valuation allowance is required. A valuation allowance is required if based on the evaluation criterion provided by ASC 740, Income Taxes (ASC 740) it is more-likely-than-not that some portion or the entire deferred tax asset will not be realized. Among the factors considered in assessing the Fund’s valuation allowance are the nature, frequency and severity of current and cumulative losses, forecasts of future profitability, the duration of the statutory carryforward periods and the associated risks that operating and capital loss carryforwards may expire unutilized.

Unexpected significant decreases in cash distributions from the Fund’s MLP investments or significant declines in the fair value of its investments may change the Fund’s assessment regarding the recoverability of their deferred tax assets and may result in a valuation allowance. If a valuation allowance is required to reduce any deferred tax asset in the future, it could have a material impact on the Fund’s net asset value and results of operations in the period it is recorded.

The Fund may rely, to some extent, on information provided by the MLPs, which may not be available on a timely basis, to estimate taxable income allocable to MLP units held in its portfolio, and to estimate its associated deferred tax benefit/(liability). Such estimates are made in good faith. From time to time, as new information becomes available, the Fund may modify its estimates or assumptions regarding its tax benefit/(liability).

The Fund’s policy is to classify interest and penalties associated with underpayment of federal, state, and local income taxes, if any, as income tax expense on its Statement of Operations. For the ended November 30, 2020, the Fund does not have any interest or penalties associated with the underpayment of any income taxes. The Fund anticipates filing income tax returns in the U.S. federal jurisdiction and various states. The Fund has reviewed all major jurisdictions and concluded that there is no significant impact on the Fund’s net assets and no tax liability resulting from unrecognized tax benefits or expenses relating to uncertain tax positions expected to be taken on its tax returns.

State franchise taxes are separate and distinct from state income taxes. State franchise taxes are imposed on a corporation for the right to conduct business in the state and typically are based off the net worth or capital apportioned to a state. Due to the nature of the Fund’s investments, the Fund may be required to file franchise state returns in several states.

Dividends and Distributions: The Fund expects to pay distributions from its gross income to its shareholders quarterly. The estimated tax character of the distributions will be either qualified dividend income or a return of capital. The estimated characterization of the distributions paid will be based on the operating results during the period, and their actual tax character will not be determined until after the end of the fiscal year. Due to the tax characterization of distributions made by the underlying MLP securities held by the Fund, the Fund may have a significant portion of its distributions consist of return of capital for U.S. federal income tax purposes. Dividends and distributions to shareholders are recorded on the ex-date.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

3.	Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with Jennison Associates LLC (“Jennison” or the “subadviser”). The subadvisory agreement provides that Jennison will furnish investment advisory services in connection with the management of the Fund. In connection therewith, Jennison is obligated to keep certain books and records of the Fund. The Manager pays for the services of Jennison, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 1.00% of the Fund’s average daily net assets up to $1 billion, 0.98% of the next $2 billion, 0.96% of the next $2 billion, 0.95% of the next $5 billion and 0.94% of

PGIM Jennison MLP Fund     29

Notes to Financial Statements (continued)

average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 1.00% for the year ended November 30, 2020.

The Manager has contractually agreed, through March 31, 2022, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.50% of average daily net assets for Class A shares, 2.25% of average daily net assets for Class C shares, 1.25% of average daily net assets for Class Z shares and 1.20% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales.

Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through March 31, 2022 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended November 30, 2020, PIMS received $101,728 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended November 30, 2020, PIMS received $6,010 and $8,596 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

4.	Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the Securities and Exchange Commission (“SEC”), the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended November 30, 2020, no 17a-7 transactions were entered into by the Fund.

5.	Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended November 30, 2020, were $147,509,164 and $166,773,681, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended November 30, 2020, is presented as follows:

PGIM Jennison MLP Fund     31

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$12,867,869	$150,342,037	$159,714,498	$—	$—	$3,495,408	3,495,408	$73,096
PGIM Institutional Money Market Fund*
—	485,071	485,025	—	(46)	—	—	—

$12,867,869	$150,827,108	$160,199,523	$—	$(46)	$3,495,408		$73,096

*	The Fund did not have any capital gain distributions during the reporting period.

6.	Distributions and Tax Information

Currently, the federal income tax rate for a corporation is 21%. The Fund is currently using an estimated rate of 1.74% for state and local tax, net of federal tax benefit.

The Fund’s income tax expense/(benefit) consists of the following:

November 30, 2020	Current	Deferred	Total
Federal	$—	$(17,790,768)	$(17,790,768)
State	—	(1,395,287)	(1,395,287)
Valuation Allowance	—	20,731,150	20,731,150

Total tax expense/(benefit)	$—	$1,545,095	$1,545,095

The reconciliation between the federal statutory income tax rate of 21% and the effective tax rate on net investment income/loss and realized and unrealized gain/loss is as follows:

Description	Amount	Rate
Application of statutory income tax rate	$(19,088,275)	21.00%
State income taxes, net of Federal benefit	(1,581,600)	1.74%
Change in estimated tax rate	79,890	(0.09)%
Effect of permanent difference	1,403,930	(1.54)%
Change in valuation allowance	20,731,150	(22.81)%

Total income tax expense/(benefit)	$1,545,095	(1.70)%

As of November 30, 2020, components of the Fund’s deferred tax assets and liabilities are as follows:

Deferred tax assets:
Net operating loss carryforward	$3,223,223
Capital loss carryforward	23,846,804
Net unrealized loss on investment securities (tax basis)	12,788,660

Other adjustments	372,041
Valuation allowance	(36,760,318)

Deferred tax liabilities:
GAAP vs tax deferred income from MLP Investments	(8,105,323)

Net deferred tax liability	$(4,634,913)

Net operating loss carryforwards are available to offset future taxable income. The Tax Cuts and Jobs Act (TCJA) of 2017 eliminated the NOL carryback ability and replaced the 20 year carryforward period with an indefinite carryforward period for any NOLs arising in tax years beginning after December 31, 2017. The TCJA also established a limitation on the utilization of any NOLs generated in tax years beginning after December 31, 2017 to the lesser of the aggregate of available NOLs or 80% of taxable income before any NOL utilization. The 80% limitation established by the TCJA was effective for the NOLs generated in the fiscal period ending in November 30, 2019. The Coronavirus Aid, Relief, and Economic Stability Act (CARES Act) was signed into law on March 27, 2020. The CARES Act delays the application of the 80% net operating loss limitation, established under the TCJA, to tax years ending November 30, 2022 and beyond. The Fund has net operating loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2017	$4,553,101	November 30, 2037
November 30, 2018	9,542,499	November 30, 2038
November 30, 2019	78,648	Indefinite

Net capital loss carryforwards are available to offset future capital gains. Capital loss carryforwards can be carried forward for 5 years and, accordingly, would begin to expire as of November 30, 2020. The Fund has capital loss carryforwards for federal income tax purposes as follows:

Year-Ended	Amount	Expiration
November 30, 2016	$18,561,482	November 30, 2021
November 30, 2018	6,727,087	November 30, 2023
November 30, 2019	15,377,804	November 30, 2024
November 30, 2020	64,200,839	November 30, 2025

For the year ended November 30, 2020, the tax character of dividends paid by the Fund was $23,903,931 of tax return of capital. For the year ended November 30, 2019, the tax character of dividends paid by the Fund was $33,339,996 of tax return of capital.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of November 30, 2020 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$337,915,667	$39,777,995	$(60,372,468)	$(20,594,473)

PGIM Jennison MLP Fund     33

Notes to Financial Statements (continued)

GAAP basis may differ from tax basis due to investments in partnerships.

7.	Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Effective January 22, 2021, Class C shares will automatically convert to Class A shares on a monthly basis approximately eight years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charges and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest, below.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share.

As of November 30, 2020, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned shares of the Fund as follows:

	Number of Shares	Percentage of Outstanding Shares
Class R6	3,752,429	99.2%

At the reporting period end, the number of shareholders holding greater than 5% of the Fund are as follows:

Affiliated		Unaffiliated
Number of Shareholders	Percentage of Outstanding Shares	Number of Shareholders	Percentage of Outstanding Shares
—	—%	7	86.0%

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended November 30, 2020:
Shares sold	1,578,594	$8,257,028
Shares issued in reinvestment of dividends and distributions	399,356	1,892,304
Shares purchased	(4,092,207)	(19,473,999)

Net increase (decrease) in shares outstanding before conversion	(2,114,257)	(9,324,667)
Shares issued upon conversion from other share class(es)	358,306	1,584,658
Shares purchased upon conversion into other share class(es)	(1,421,316)	(8,002,993)

Net increase (decrease) in shares outstanding	(3,177,267)	$(15,743,002)

Year ended November 30, 2019:
Shares sold	1,985,245	$12,896,594
Shares issued in reinvestment of dividends and distributions	525,637	3,375,195
Shares purchased	(3,401,373)	(21,700,238)

Net increase (decrease) in shares outstanding before conversion	(890,491)	(5,428,449)
Shares issued upon conversion from other share class(es)	545,787	3,583,361
Shares purchased upon conversion into other share class(es)	(402,881)	(2,622,591)

Net increase (decrease) in shares outstanding	(747,585)	$(4,467,679)

Class C
Year ended November 30, 2020:
Shares sold	1,354,631	$6,559,332
Shares issued in reinvestment of dividends and distributions	476,239	2,116,780
Shares purchased	(3,000,858)	(12,880,773)

Net increase (decrease) in shares outstanding before conversion	(1,169,988)	(4,204,661)
Shares purchased upon conversion into other share class(es)	(285,930)	(1,280,754)

Net increase (decrease) in shares outstanding	(1,455,918)	$(5,485,415)

Year ended November 30, 2019:
Shares sold	1,482,249	$9,256,743
Shares issued in reinvestment of dividends and distributions	543,022	3,326,515
Shares purchased	(3,374,782)	(20,345,797)

Net increase (decrease) in shares outstanding before conversion	(1,349,511)	(7,762,539)
Shares purchased upon conversion into other share class(es)	(476,541)	(2,961,901)

Net increase (decrease) in shares outstanding	(1,826,052)	$(10,724,440)

Class Z
Year ended November 30, 2020:
Shares sold	38,631,634	$182,084,995
Shares issued in reinvestment of dividends and distributions	4,024,702	19,360,056
Shares purchased	(47,093,155)	(212,867,856)

Net increase (decrease) in shares outstanding before conversion	(4,436,819)	(11,422,805)
Shares issued upon conversion from other share class(es)	1,626,425	9,139,063
Shares purchased upon conversion into other share class(es)	(323,467)	(1,449,723)

Net increase (decrease) in shares outstanding	(3,133,861)	$(3,733,465)

Year ended November 30, 2019:
Shares sold	24,241,614	$159,240,234
Shares issued in reinvestment of dividends and distributions	3,950,444	25,826,738
Shares purchased	(28,395,956)	(183,142,677)

Net increase (decrease) in shares outstanding before conversion	(203,898)	1,924,295
Shares issued upon conversion from other share class(es)	639,880	4,221,857
Shares purchased upon conversion into other share class(es)	(334,151)	(2,220,726)

Net increase (decrease) in shares outstanding	101,831	$3,925,426

PGIM Jennison MLP Fund     35

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended November 30, 2020:
Shares sold	3,784,114	$16,406,297
Shares issued in reinvestment of dividends and distributions	87,769	404,213
Shares purchased	(528,986)	(2,366,124)

Net increase (decrease) in shares outstanding before conversion	3,342,897	14,444,386
Shares issued upon conversion from other share class(es)	2,231	9,749

Net increase (decrease) in shares outstanding	3,345,128	$14,454,135

Year ended November 30, 2019:
Shares sold	117,024	$819,110
Shares issued in reinvestment of dividends and distributions	67,387	450,779
Shares purchased	(1,374,422)	(9,151,036)

Net increase (decrease) in shares outstanding	(1,190,011)	$(7,881,147)

8.	Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Participating Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/2/2020 – 9/30/2021	10/3/2019 –10/1/2020
Total Commitment	$ 1,200,000,000	$ 1,222,500,000*
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.30% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent
* Effective March 31, 2020, the SCA’s total commitment was increased from $900,000,000 to $1,162,500,000 and subsequently, effective April 7, 2020 was increased to $1,222,500,000.

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Participating Funds in the SCA equitably.

The Fund utilized the SCA during the year ended November 30, 2020. The average daily balance for the 3 days that the Fund had loans outstanding during the period was approximately $385,000, borrowed at a weighted average interest rate of 2.03%. The maximum loan outstanding amount during the period was $612,000. At November 30, 2020, the Fund did not have an outstanding loan amount.

9.	Purchases & Redemption In-kind

On September 15, 2020, the Board approved changes which would change the way an affiliated mutual fund within the PGIM Retail Mutual Fund Complex (“PGIM Income Builder Fund”), obtained exposure to a particular asset class by investing in an applicable PGIM Retail Mutual Fund (the “Underlying Funds”), one of which is the PGIM Jennison MLP Fund, utilizing a substantially similar investment strategy rather than from investing in direct investments.

As of the close of business on October 23, 2020, the PGIM Income Builder Fund delivered portfolio securities and other assets to four Underlying Funds in exchange for Class R6 shares of the Underlying Funds.

The following table is a summary of the value of such securities and other assets that were transferred in-kind and the shares purchased in-kind as applicable to the PGIM Jennison MLP Fund.

Fund/Sleeve	Market Value of Net Assets Received	Applicable Underlying Fund	Applicable Underlying Fund Shares of R6 Transferred
PGIM Income Builder Fund/Jennison MLP	$13,132,761	PGIM Jennison MLP Fund	3,141,809

The dollar amount of in-kind shares is included with net proceeds from shares sold on the Statement of Changes in Net Assets. The share amount of in-kind shares is included within shares sold for Class R6 in Note 7.

For US GAAP purposes, the securities and other assets transferred were recorded at fair value, but the historical cost basis of the assets transferred was not carried forward to the Underlying Funds.

10.	Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below. For further information on the Fund’s risks, please refer to the Fund’s Prospectus and Statement of Additional Information.

Distribution Risk: Due to the tax characterization of distributions made by MLPs, the Fund expects that a significant portion of its distributions will consist of return of capital for US federal tax purposes. Additionally, to the extent that the Fund’s distributions to shareholders approximately equal the distribution rate that the Fund receives from the Fund’s MLP investments and the other securities in which the Fund invests, including any income

PGIM Jennison MLP Fund     37

Notes to Financial Statements (continued)

(without any deduction for Fund expenses), a larger portion of the Fund’s distribution to shareholders will consist of return of capital for US federal tax purposes. Generally, a fund distribution will constitute return of capital, rather than a qualified or other taxable dividend, to the extent that it exceeds the Fund’s current and accumulated earnings and profits. Return of capital reduces a shareholder’s adjusted cost basis in the Fund’s shares, impacting the amount of any capital gains or loss realized by the shareholder upon selling the Fund’s shares. Once a shareholder’s adjusted cost basis has been reduced to zero (due to return of capital), any further return of capital will be treated as capital gains.

Energy Sector Risk: The Fund concentrates its investments in the energy sector, and will therefore be susceptible to adverse economic, environmental, business, regulatory or other occurrences affecting that sector. The energy sector has historically experienced substantial price volatility. A downturn in the energy sector could have a larger impact on the Fund than on funds that are broadly diversified across many sectors and industries. At times, the performance of securities of companies in the energy sector may lag behind the performance of other sectors or industries or the broader market as a whole. MLPs and other companies operating in the energy sector are subject to specific risks, including, among others, fluctuations in commodity prices which may result from changes in general economic conditions or political circumstances (especially of key energy producing and consuming countries), market conditions, weather patterns, domestic production levels, volume of imports, energy conservation, domestic and foreign governmental regulation, international politics, policies of the Organization of Petroleum Exporting Countries (OPEC), taxation, tariffs, and the availability and costs of local, intrastate and interstate transportation methods; reduced consumer demand for commodities such as oil, natural gas or petroleum products; reduced availability of natural gas or other commodities for transporting, processing, storing or delivering; slowdowns in new construction; extreme weather or other natural disasters; and threats of attack by terrorists on energy assets. The energy sector is highly regulated. Changes in the regulatory environment for energy companies may adversely impact their profitability. There is an inherent risk that MLPs and other companies operating in the energy sector may incur environmental costs and liabilities due to the nature of their businesses and the substances they handle. Hydraulic fracturing, or “fracking,” is a relatively new technique for releasing and extracting natural gas trapped in underground shale formations. The fracking sector is facing allegations from environmentalists and some landowners that the technique may cause serious difficulties, which has led to uncertainty about the nature, extent, and cost of the environmental regulation to which it may ultimately be subject.

Equity and Equity-Related Securities Risk: Equity and equity-related securities may be subject to changes in value, and their values may be more volatile than those of other asset classes. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. The securities of such issuers may trade in markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability. Lack of information may also affect the value of these securities.

Large Shareholder and Large Scale Redemption Risk: Certain individuals, accounts, funds (including funds affiliated with the Manager) or institutions, including the Manager and its affiliates, may from time to time own or control a substantial amount of the Fund’s shares. There is no requirement that these entities maintain their investment in the Fund. There is a risk that such large shareholders or that the Fund’s shareholders generally may redeem all or a substantial portion of their investments in the Fund in a short period of time, which could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. Large redemptions could also result in tax consequences to shareholders and impact the Fund’s ability to implement its investment strategy. The Fund’s ability to pursue its investment objective after one or more large scale redemptions may be impaired and, as a result, the Fund may invest a larger portion of its assets in cash or cash equivalents.

Market Disruption and Geopolitical Risks: International wars or conflicts and geopolitical developments in foreign countries, along with instability in regions such as Asia, Eastern Europe, and the Middle East, possible terrorist attacks in the United States or around the world, public health epidemics such as the outbreak of infectious diseases like the recent outbreak of coronavirus globally or the 2014–2016 outbreak in West Africa of the Ebola virus, and other similar events could adversely affect the U.S. and foreign financial markets, including increases in market volatility, reduced liquidity in the securities markets and government intervention, and may cause further long-term economic uncertainties in the United States and worldwide generally. The coronavirus pandemic and the related governmental and public responses have had and may continue to have an impact on the Fund’s investments and net asset value and have led and may continue to lead to increased market volatility and the potential for illiquidity in certain classes of securities and sectors of the market. Preventative or protective actions that governments may take in respect of pandemic or epidemic diseases may result in periods of business disruption, business closures, inability to obtain raw materials, supplies and component parts, and reduced or disrupted operations for the issuers in which the Fund invests. Government intervention in markets may impact interest rates, market volatility and security pricing. The occurrence, reoccurrence and pendency of such diseases could adversely affect the economies (including through changes in business activity and increased unemployment) and financial markets either in specific countries or worldwide.

PGIM Jennison MLP Fund     39

Notes to Financial Statements (continued)

Market Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

Master Limited Partnership Risk: The risks of investing in an MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in an MLP than investors in a corporation. Investments held by MLPs may be relatively illiquid, limiting the MLPs’ ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly-based companies. The Fund’s investment in MLPs subjects the Fund to the risks associated with the specific industry or industries in which the MLPs invest, risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks and risks related to the general partner’s right to require unit-holders to sell their common units at an undesirable time or price. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns. Since MLPs generally conduct business in multiple states, the Fund may be subject to income or franchise tax in each of the states in which the partnership does business. The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in MLPs.

Non-diversification Risk: The Fund is non-diversified for purposes of the 1940 Act. This means that the Fund may invest a greater percentage of its assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Tax Risk: The Fund’s investment policies involve complicated and in some cases unsettled accounting, tax and valuation issues that may result in unexpected and potentially significant consequences for the Fund and its shareholders. Tax risks associated with investments in the Fund include but are not limited to the following:

Fund Structure Risk: Unlike traditional mutual funds that are structured as regulated investment companies for US federal income tax purposes, the Fund will be taxable as a regular corporation, or “C” corporation, for US federal income tax purposes. This means the

Fund generally will be subject to US federal income tax on its taxable income at the rates applicable to corporations (currently a flat rate of 21%), and will also be subject to state and local income taxes. The 20% deduction for “qualified business income” and certain other items of income that will not be available to the Fund, but might be available to an individual investing directly in an MLP.

MLP Tax Risk: A change in current tax law or a change in the underlying business mix of a given MLP could result in the MLP being treated as a corporation rather than a partnership for US federal income tax purposes, which would result in the MLP being required to pay US federal income tax (as well as state and local income taxes) on its taxable income. This would have the effect of reducing the amount of cash available for distribution by the MLP and could result in a reduction in the value of the Fund’s investment in the MLP and lower income to the Fund.

Tax Estimation/NAV Risk: In calculating the Fund’s daily net asset value (NAV), the Fund will, among other things, account for its current taxes and deferred tax liability and/or asset balances. Any deferred tax liability balance will reduce the Fund’s NAV, and any deferred tax asset balance (reduced by any valuation allowance) will increase the Fund’s NAV. The Fund will rely to some extent on information provided by MLPs, which may not be provided on a timely basis, to estimate current taxes and deferred tax liability and/or asset balances for purposes of financial statement reporting and determining its NAV. The daily estimate of these amounts could vary dramatically from the Fund’s actual tax liability or benefit, and, as a result, the determination of the Fund’s actual tax liability or benefit may have a material impact on the Fund’s NAV. From time to time, the Fund may modify its estimates or assumptions regarding its current taxes and deferred tax liability and/or asset balances as new information becomes available, which modifications in estimates or assumptions may have a material impact on the Fund’s NAV.

11.	Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule will become effective 60 days after publication in the Federal Register, and will have a compliance date 18 months following the effective date. Management is currently evaluating the Rule and its impact to the Funds.

PGIM Jennison MLP Fund     41

Financial Highlights

Class A Shares
	Year Ended November 30,
	2020		2019		2018		2017		2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.87		$6.50		$6.95		$7.99		$7.45
Income (loss) from investment operations:
Net investment income (loss)	0.02		-	(b)	(0.01)		(0.05)		(0.01)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.12)		(0.18)		0.01		(0.53)		1.01
Total from investment operations	(1.10)		(0.18)		-		(0.58)		1.00
Less Dividends and Distributions:
Dividends from net investment income	-		-		-		(0.09)		-
Tax return of capital distributions	(0.35)		(0.45)		(0.45)		(0.37)		(0.46)
Total dividends and distributions	(0.35)		(0.45)		(0.45)		(0.46)		(0.46)
Net asset value, end of year	$4.42		$5.87		$6.50		$6.95		$7.99
Total Return(c):	(18.96)%		(3.24)%		(0.31)%		(7.55)%		14.11%

Ratios/Supplemental Data:
Net assets, end of year (000)	$20,308		$45,620		$55,342		$60,440		$76,392
Average net assets (000)	$28,294		$51,347		$64,395		$67,422		$57,191
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.50%		1.47%		1.47%		1.47%		1.51%
Expenses after waivers and/or expense reimbursement, net of taxes	1.97	%(f)	1.43	%(f)	2.02	%(f)	0.56	%(f)	3.27	%(f)
Expenses before waivers and/or expense reimbursement, before taxes	1.57%		1.52%		1.52%		1.52%		1.58%
Net investment income (loss)	0.44%		0.05%		(0.20)%		(0.46)%		(0.38)%
Net investment income (loss), net of taxes	0.45	%(g)	0.05	%(g)	(0.27	)%(g)	(0.63	)%(g)	(0.13	)%(g)
Portfolio turnover rate(h)(i)	45%		23%		41%		25%		37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

Class C Shares
	Year Ended November 30,
	2020		2019		2018		2017		2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.56		$6.22		$6.72		$7.80		$7.33
Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(b)	(0.03)		(0.07)		(0.10)		(0.06)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.05)		(0.18)		0.02		(0.52)		0.99
Total from investment operations	(1.07)		(0.21)		(0.05)		(0.62)		0.93
Less Dividends and Distributions:
Dividends from net investment income	-		-		-		(0.09)		-
Tax return of capital distributions	(0.35)		(0.45)		(0.45)		(0.37)		(0.46)
Total dividends and distributions	(0.35)		(0.45)		(0.45)		(0.46)		(0.46)
Net asset value, end of year	$4.14		$5.56		$6.22		$6.72		$7.80
Total Return(c):	(19.49)%		(3.89)%		(1.08)%		(8.27)%		13.37%

Ratios/Supplemental Data:
Net assets, end of year (000)	$22,823		$38,772		$54,739		$50,863		$41,850
Average net assets (000)	$27,522		$47,560		$58,523		$48,552		$30,978
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement, before taxes	2.25%		2.21%		2.20%		2.22%		2.26%
Expenses after waivers and/or expense reimbursement, net of taxes	2.72	%(f)	2.17	%(f)	2.73	%(f)	1.31	%(f)	4.02	%(f)
Expenses before waivers and/or expense reimbursement, before taxes	2.25%		2.21%		2.20%		2.22%		2.28%
Net investment income (loss)	(0.38)%		(0.56)%		(0.95)%		(1.20)%		(1.13)%
Net investment income (loss), net of taxes	(0.37	)%(g)	(0.56	)%(g)	(1.01	)%(g)	(1.37	)%(g)	(0.88	)%(g)
Portfolio turnover rate(h)(i)	45%		23%		41%		25%		37%

(a)	Calculated based on average shares outstanding during the year.
(b)	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statement of Operations due to class specific expenses.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Jennison MLP Fund    43

Financial Highlights (continued)

Class Z Shares
			Year Ended November 30,
	2020		2019		2018		2017		2016
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$5.98		$6.60		$7.03		$8.06		$7.49
Income (loss) from investment operations:
Net investment income (loss)	0.03		0.02		-	(b)	(0.03)		0.01
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.13)		(0.19)		0.02		(0.54)		1.02
Total from investment operations	(1.10)		(0.17)		0.02		(0.57)		1.03
Less Dividends and Distributions:
Dividends from net investment income	-		-		-		(0.09)		-
Tax return of capital distributions	(0.35)		(0.45)		(0.45)		(0.37)		(0.46)
Total dividends and distributions	(0.35)		(0.45)		(0.45)		(0.46)		(0.46)
Net asset value, end of year	$4.53		$5.98		$6.60		$7.03		$8.06
Total Return(c):	(18.60)%		(2.89)%		(0.01)%		(7.36)%		14.45%

Ratios/Supplemental Data:
Net assets, end of year (000)	$252,513		$352,610		$387,972		$320,895		$237,076
Average net assets (000)	$267,715		$388,262		$381,251		$300,038		$159,551
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.20%		1.17%		1.17%		1.23%		1.27%
Expenses after waivers and/or expense reimbursement, net of taxes	1.67	%(f)	1.13	%(f)	1.73	%(f)	0.32	%(f)	3.02	%(f)
Expenses before waivers and/or expense reimbursement, before taxes	1.20%		1.17%		1.17%		1.23%		1.29%
Net investment income (loss)	0.62%		0.37%		0.04%		(0.19)%		(0.11)%
Net investment income (loss), net of taxes	0.63	%(g)	0.37	%(g)	(0.02	)%(g)	(0.36	)%(g)	0.14	%(g)
Portfolio turnover rate(h)(i)	45%		23%		41%		25%		37%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective December 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses).
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only.
(h)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(i)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

Class R6 Shares
	Year Ended November 30,				January 26, 2018(a) through November 30,
	2020		2019		2018
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$5.98		$6.59		$7.90
Income (loss) from investment operations:
Net investment income (loss)	0.02		0.07		-	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.12)		(0.23)		(0.86)
Total from investment operations	(1.10)		(0.16)		(0.86)
Less Dividends and Distributions:
Tax return of capital distributions	(0.35)		(0.45)		(0.45)
Net asset value, end of period	$4.53		$5.98		$6.59
Total Return(d):	(18.60)%		(2.89)%		(11.15)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$17,116		$2,611		$10,722
Average net assets (000)	$3,836		$7,303		$10,102
Ratios to average net assets(e):
Expenses after waivers and/or expense reimbursement, before taxes	1.20%		1.17%		1.17	%(f)
Expenses after waivers and/or expense reimbursement, net of taxes	1.67	%(g)	1.13	%(g)	0.34	%(f)(g)
Expenses before waivers and/or expense reimbursement, before taxes	1.33%		1.41%		1.33	%(f)
Net investment income (loss)	0.53%		1.06%		(0.07	)%(f)
Net investment income (loss), net of taxes	0.54	%(h)	1.06	%(h)	0.03	%(f)(h)
Portfolio turnover rate(i)(j)	45%		23%		41%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)	Less than $0.005 per share.
(d)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to GAAP. Total returns for periods less than one full year are not annualized.

(e)	Does not include expenses of the underlying funds in which the Fund invests.
(f)	Annualized.
(g)	Tax estimate for the ratio calculation is derived from the net investment income (loss), realized and unrealized gains (losses), which is not annualized.
(h)	Tax estimate for the ratio calculation is derived from the net investment income (loss) only, which is not annualized.
(i)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(j)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM Jennison MLP Fund     45

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Prudential Investment Portfolios 18 and Shareholders of PGIM Jennison MLP Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of PGIM Jennison MLP Fund (one of the funds constituting Prudential Investment Portfolios 18, referred to hereafter as the “Fund”) as of November 30, 2020, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the year ended November 30, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of November 30, 2020, and the results of its operations, changes in its net assets, and the financial highlights for the year ended November 30, 2020 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended November 30, 2019 and the financial highlights for each of the periods ended on or prior to November 30, 2019 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated January 15, 2020 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2020 by correspondence with the custodian and transfer agent. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

January 15, 2021

We have served as the auditor of one or more investment companies in the PGIM Retail Funds complex since 2020.

46

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 1958 Board Member Portfolios Overseen: 95	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (2009-2016); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 1952 Board Member Portfolios Overseen: 95	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Jennison MLP Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 1952 Board Member Portfolios Overseen: 95	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Limited LLC (formerly, Telemat Ltd). (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006–June 2020); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 1960 Board Member Portfolios Overseen: 94	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 1956 Board Member & Independent Chair Portfolios Overseen: 95	Executive Committee of the Independent Directors Council (IDC) Board of Governors (since October 2019); Retired; Member (since November 2014) of the Governing Council of the IDC (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 1962 Board Member Portfolios Overseen: 94	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Roku, Inc. (since 2020); Independent Director, Synnex Corporation (since 2019) (information technology); Independent Director, Kabbage, Inc. (2018-2020) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Brian K. Reid 1961 Board Member Portfolios Overseen: 94	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Jennison MLP Fund

Independent Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 1959 Board Member Portfolios Overseen: 94	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 1962 Board Member & President Portfolios Overseen: 95	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Year of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 1973 Board Member & Vice President Portfolios Overseen: 95	Executive Vice President (since May 2009) of PGIM Investments LLC; Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

(1) The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Barry H. Evans, 2017; Keith F. Hartstein, 2013; Laurie Simon Hodrick, 2017; Michael S. Hyland, 2008; Richard A. Redeker, 1993; Stephen G. Stoneburn, 2003; Stuart S. Parker, Board Member since 2012 and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009; Grace C. Torres, 2014.

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Claudia DiGiacomo 1974 Chief Legal Officer	Chief Legal Officer, Executive Vice President and Secretary of PGIM Investments LLC (since August 2020); Chief Legal Officer of Prudential Mutual Fund Services LLC (since August 2020); Chief Legal Officer of PIFM Holdco, LLC (since August 2020); Vice President and Corporate Counsel (since January 2005) of Prudential; and Corporate Counsel of AST Investment Services, Inc. (since August 2020); formerly Vice President and Assistant Secretary of PGIM Investments LLC (2005-2020); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Dino Capasso 1974 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

PGIM Jennison MLP Fund

Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Andrew R. French 1962 Secretary	Vice President (since December 2018 - present) of PGIM Investments LLC; Formerly, Vice President and Corporate Counsel (2010-2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Diana N. Huffman 1982 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Melissa Gonzalez 1980 Assistant Secretary	Vice President and Corporate Counsel (since September 2018) of Prudential; Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; formerly Director and Corporate Counsel (March 2014-September 2018) of Prudential.	Since March 2020

Patrick E. McGuinness 1986 Assistant Secretary	Vice President and Assistant Secretary (since August 2020) of PGIM Investments LLC; Director and Corporate Counsel (since February 2017) of Prudential; and Corporate Counsel (2012 – 2017) of IIL, Inc.	Since June 2020

Debra Rubano 1975 Assistant Secretary	Vice President and Corporate Counsel (since November 2020) of Prudential; formerly Director and Senior Counsel of Allianz Global Investors U.S. Holdings LLC (2010-2020) and Assistant Secretary of numerous funds in the Allianz fund complex (2015-2020).	Since December 2020

Kelly A. Coyne 1968 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 1975 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

Lana Lomuti 1967 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 1973 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

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Fund Officers(a)

Name Year of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Deborah Conway 1969 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1974 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1973 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.
∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.
∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes all directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., PGIM Short Duration High Yield Opportunities Fund, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

∎	As used in the Fund Officers table “Prudential” means The Prudential Insurance Company of America.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Jennison MLP Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with Jennison Associates LLC (“Jennison”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 27, 2020 and on June 9-11, 2020 and approved the renewal of the agreements through July 31, 2021, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and Jennison. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board

[1]	PGIM Jennison MLP Fund is a series of Prudential Investment Portfolios 18.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (continued)

considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 27, 2020 and on June 9-11, 2020.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and Jennison, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

Several of the material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the renewal of the agreements are discussed separately below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and Jennison. The Board noted that Jennison is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by Jennison, including investment research and security selection, as well as compliance with the Fund’s investment restrictions, policies and procedures. The Board considered PGIM Investments’ evaluation of Jennison, as well as PGIM Investments’ recommendation, based on its review of Jennison, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and Jennison, and also considered the qualifications, backgrounds and responsibilities of Jennison’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and

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Jennison’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PGIM Investments and Jennison. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and Jennison.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by Jennison, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and Jennison under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM Jennison MLP Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and Jennison

The Board considered potential ancillary benefits that might be received by PGIM Investments, Jennison and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by Jennison included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and Jennison were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three- and five-year periods ended December 31, 2019.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended November 30, 2019. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	N/A
Actual Management Fees: 2nd Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark over all periods.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.50% for Class A shares, 2.25% for Class C shares, 1.25% for Class Z shares, and 1.20% for Class R6 shares through March 31, 2021.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Jennison MLP Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgim.com/investments

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Claudia DiGiacomo, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Melissa Gonzalez, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Patrick McGuinness, Assistant Secretary • Debra Rubano, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	Jennison Associates LLC	466 Lexington Avenue New York, NY 10017

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	PricewaterhouseCoopers LLP	300 Madison Avenue New York, NY 10017

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgim.com/investments or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgim.com/investments/resource/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Jennison MLP Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to that Trustee at the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM JENNISON MLP FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PRPAX	PRPCX	PRPZX	PRPQX
CUSIP	74440G701	74440G800	74440G883	74440G859

MF2 18 E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Ms. Grace C. Torres, member of the Board’s Audit Committee is an “audit committee financial expert,” and that she is “independent,” for purposes of this item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal year ended November 30, 2020, the Registrant’s principal accountant was PricewaterhouseCoopers LLP (“PwC”). For the fiscal year ended November 30, 2020, PwC billed the Registrant $83,300 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

For the fiscal year ended November 30, 2019, the Registrant’s principal accountant was KPMG LLP (“KPMG”). For the fiscal year ended November 30, 2019, KPMG billed the Registrant $84,146 for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended November 30, 2020, PwC did not bill the Registrant for audit-related services.

For the fiscal year ended November 30, 2020, fees of $5,103 were billed to the Registrant for services rendered by KPMG in connection with the auditor transition.

For the fiscal year ended November 30, 2019, fees of $2,836 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon.

(c) Tax Fees

For the fiscal years ended November 30, 2020 and November 30, 2019: none.

(d) All Other Fees

For the fiscal years ended November 30, 2020 and November 30, 2019: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent

Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended November 30, 2020 and November 30, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended November 30, 2020 and November 30, 2019 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants – Not applicable.

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1 – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 18

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	January 15, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	January 15, 2021

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	January 15, 2021